UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22253

Nuveen Municipal Value Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN Investments

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report October 31, 2010

Nuveen Municipal Value Fund, Inc.
NUV

Nuveen Municipal Value Fund 2
NUW

Nuveen Municipal Income Fund, Inc.
NMI

Nuveen Enhanced Municipal Value Fund
NEV

10 October

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors. Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $160 billion of assets across several high-quality affiliates, will manage a combined total of about $185 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at Hyde Park, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s
Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more encouraging note, while the global recovery is expanding existing trade imbalances, policy makers in the leading economies are making a sustained effort to create a global framework through which various countries can take complimentary actions that should reduce those imbalances over time.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are implementing another round of quantitative easing, a novel approach to provide support to the economy. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit the Fed’s ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s intervention in the financial markets and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. The continued corporate earnings recovery and recent electoral results are giving a boost to equity markets. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted last summer has the potential to address many of the most significant contributors to the financial crisis, although the details still have to be worked out.

In this difficult environment your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
December 22, 2010

Nuveen Investments 1

Portfolio Managers’ Comments

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen Municipal Value Fund 2 (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)

Recently, portfolio managers Tom Spalding and Johnathan Wilhelm discussed U.S. economic and municipal market conditions, key investment strategies and the performance of these four national Funds. With 34 years of investment experience at Nuveen, Tom has managed NUV since its inception in 1987, adding portfolio management responsibility for NUW at its inception in February 2009. Johnathan, who came to Nuveen in 2001 with 20 years of industry experience, served as co-portfolio manager of NMI beginning in 2007 and assumed full portfolio management responsibility for this Fund in March 2009. He added portfolio management responsibility for NEV at its inception in September 2009.

Since the close of this reporting period, Johnathan Wilhelm has left Nuveen Asset Management and no longer manages NMI and NEV. Paul Brennan now is the portfolio manager for NMI. Paul has 20 years of investment experience, including 12 years with Nuveen. Steve Hlavin is the new portfolio manager for NEV. Steve’s investment experience began with Nuveen seven years ago. Steve has been involved with the management of NEV since its inception.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended October 31, 2010?

During this period, the U.S. economy remained under considerable stress, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its November 2010 meeting (shortly after the end of this reporting period), the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also announced a second round of quantitative easing, in which it plans to purchase $600 billion in U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

These and other measures to ease the economic recession produced some signs of economic improvement. In the third quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.5%, marking the

2 Nuveen Investments

first time the economy had strung together five consecutive quarters of growth since 2007-2008. Inflation remained relatively tame, as the Consumer Price Index (CPI) rose just 1.2% year-over-year as of October 2010. The core CPI (which excludes food and energy) rose 0.6% over this period, the smallest twelve-month increase in the 53-year history of this index. Housing prices also continued to recover from their April 2009 lows, although growth rates moderated from previous periods. For the twelve months ended September 2010 (the latest information available at the time this report was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index rose 0.6%. Unemployment remained persistently high, with the jobless rate hovering at or above 9.5% over the past 15 months. As of October 31, 2010, national unemployment stood at 9.6% for the third consecutive month, down from its 26-year high of 10.1% in October 2009.

Municipal bond prices generally rose during this period, as the combination of strong demand and tight supply of new tax-exempt issuance created favorable conditions. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond program. Build America Bonds, which were created as part of the February 2009 economic stimulus package, currently offer municipal issuers a federal subsidy equal to 35% of a bond’s interest payments, providing issuers with an alternative to traditional tax-exempt debt that often proves to be lower in cost. For the twelve months ended October 31, 2010, taxable Build America Bonds issuance totaled $100.3 billion, accounting for 24% of new bonds issued in the municipal market.

Over the twelve months ended October 31, 2010, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $418.0 billion, an increase of 9% compared with the twelve-month period ended October 31, 2009. However, if taxable Build America Bond issuance were removed from the equation, the supply of tax-exempt bonds alone actually fell 15%. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as good investment opportunities for the tax-exempt Nuveen municipal closed-end funds.

What key strategies were used to manage these Funds during this reporting period?

As previously discussed, the supply of tax-exempt municipal bonds declined nationally during this period, due in part to the issuance of taxable municipal bonds under the Build America Bond program. In this environment of constrained issuance of tax-exempt municipal bonds, we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. In NUV, we found value in several areas of the market, including health care and other revenue bonds offering longer maturities. In NMI, our focus during this period was largely on purchasing lower-rated bonds, specifically those rated BBB, to take advantage of the values we saw among these securities. In general, NUW and NEV saw less investment activity than NUV and NMI because these Funds just recently went through their initial investment processes. We did carry out some trading activity in NEV aimed at finalizing long-term allocations in terms of ratings and sectors.

Some of our investment activity resulted from opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care sector because, as 501(c)(3) (nonprofit) organizations, hospitals generally do not qualify for the Build America Bond program and must continue to issue bonds in

Nuveen Investments 3

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1
An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term interest at a rate that varies inversely with a short-term interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, previously referred to as the Bond Market Association Index or BMA. Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

2
Each Fund may invest in derivative instruments such as forwards, futures, options and swap transactions. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements, and Notes to Financial Statements sections of this report.

3
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

4
The Lipper General and Insured Unleveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 8 funds; 5-year, 7 funds; and 10-year, 7 funds. The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all leveraged closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 44 funds; and 10-year, 30 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper averages are not available for direct investment.

5
NEV is a leveraged Fund through investments in inverse floating rate securities, as discussed in more detail on page six. The remaining three Funds in this report are unleveraged and use inverse floating rate securities for duration management and both income and total return enhancement.

the tax-exempt municipal market. Supply in the health care sector was also boosted in the early part of the period by hospitals issuing fixed rate bonds in order to refinance and retire outstanding debt that had initially been issued as variable rate debt. Bonds with proceeds earmarked for refundings, working capital, and private activities also are not covered by the Build America Bond program, and this resulted in attractive opportunities in various other sectors of the market.

The impact of the Build America Bond program was also evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years. Even though this significantly reduced the availability of tax-exempt credits with longer maturities and made locating appropriate longer bonds more challenging, we continued to find good opportunities to purchase attractive longer-term bonds for these Funds.

Cash for new purchases during this period was generated primarily by the proceeds from called and maturing bonds, which we worked to redeploy to keep the Funds fully invested. NUV, in particular, had good cash flows from a number of bond calls. In NMI, we also sold some pre-refunded bonds in order to reduce our position and have the cash to take advantage of opportunities to purchase higher-yielding bonds at attractive prices.

As of October 31, 2010, all four of these Funds continued to use inverse floating rate securities.1 We employ inverse floaters for a variety of reasons, including leverage, duration management and both income and total return enhancement. During this period, NEV also invested in additional types of derivative instruments2 designed to help shorten its duration. These derivatives remained in place at period end.

How did the Funds perform?

Individual results for these Funds, as well as relevant index, average and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value
For periods ended 10/31/10
Fund	1-Year	5-Year	10-Year
NUV	8.44%	4.42%	5.34%
NUW	9.91%	N/A	N/A
NMI	10.12%	5.07%	5.21%
Standard & Poor’s (S&P) National Municipal Bond Index3	8.06%	4.98%	5.58%
Lipper General and Insured Unleveraged Municipal Debt Funds Average4	6.11%	3.96%	4.65%
NEV5	14.73%	N/A	N/A
Standard & Poor’s (S&P) National Municipal Bond Index3	8.06%	4.98%	5.58%
Lipper General Leveraged Municipal Debt Funds Average4	13.81%	4.87%	6.36%

4 Nuveen Investments

For the twelve months ended October 31, 2010, the total returns on net asset value (NAV) for NUV, NUW and NMI exceeded the return on the Standard & Poor’s (S&P) National Municipal Bond Index as well as the average return for the Lipper General and Insured Unleveraged Municipal Debt Funds Average. For this same period, NEV outperformed both the Standard & Poor’s (S&P) National Municipal Bond Index and the Lipper General Leveraged Municipal Debt Funds Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, the use of derivatives, credit exposure and sector allocation. In addition, NEV’s use of leverage was an important positive factor in its performance and the chief reason behind NEV’s outperformance of the other Funds in this report for the twelve-month period. The impact of leverage is discussed in more detail on page six.

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities, with credits at the longest end of the municipal yield curve posting the strongest returns. The outperformance of longer term bonds was due in part to the decline in interest rates, particularly in the intermediate and longer segments of the curve. The scarcity of tax-exempt bonds with longer maturities also drove up the prices of these bonds. In general, the greater a Fund’s exposure to the outperforming longer part of the yield curve, the greater the positive impact on the Fund’s return. Both NUW and NEV had the longer durations typically associated with newer Funds that have been recently invested, which benefited their returns. On the other hand, NUV and NMI had more exposure to bonds at the underperforming short end of the yield curve, including pre-refunded bonds with short call dates, which detracted from their relative performance during this period.

As mentioned earlier, our duration strategies in NEV included using derivative positions to synthetically reduce the duration of this Fund and moderate its interest rate risk. During this period, these derivatives performed poorly and had a negative impact on NEV’s total return performance.

Credit exposure also played a role in performance. The demand for municipal bonds increased during this period driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for higher yields and additional risk. At the same time, the supply of new tax-exempt municipal paper declined, due largely to Build America Bond issuance. As investors bid up municipal bond prices, bonds rated BBB or below generally outperformed those rated AAA. All of these Funds, especially NMI and NEV, benefited from their allocations to lower-rated bonds. However, this positive impact was offset to some degree in NUV by the relatively heavier weighting in bonds rated AAA.

Holdings that generally contributed positively to the Funds’ returns during this period included industrial development revenue and health care bonds. In general, all of these Funds had strong weightings in health care, which added to their performances. Revenue bonds as a whole performed well, with transportation, housing, leasing and special tax credits among the other sectors that outperformed the general municipal market. Zero coupon bonds and credits backed by the 1998 master tobacco settlement agreement also were among the strongest performers. As of October 31, 2010, these Funds held approximately 4% to 6% of their portfolios in lower-rated tobacco bonds.

Nuveen Investments 5

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities continued to perform poorly during this period. While these securities continued to provide attractive tax-free income, the underperformance of these bonds can be attributed primarily to the price declines associated with their shorter effective maturities and higher credit quality. Although allocations of pre-refunded bonds fell in both NUV and NMI over the period due to bond calls and sales, NUV continued to hold a heavier weighting of pre-refunded bonds than NMI. (As relatively new Funds, NUW held less than 0.1% of its portfolio in pre-refunded bonds, while NEV did not hold any of these bonds at period end.) Among the revenue sectors, resource recovery trailed the overall municipal market by the widest margin, and water and sewer bonds turned in a relatively weaker performance. General obligation and other tax-supported bonds also struggled to keep pace with the overall municipal market return during these twelve months.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of NEV relative to the comparative indexes was the Fund’s use of financial leverage through investments in inverse floating rate securities. This Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on net asset value and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a Fund generally are rising.

Leverage made a positive contribution to the performance of NEV over this reporting period.

6 Nuveen Investments

Dividend and
Share Price Information

During the twelve-month reporting period ended October 31, 2010, NMI had one monthly dividend increase, while the dividends of NUV, NUW and NEV remained stable throughout the period.

Due to normal portfolio activity, shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2009 as follows:

		Short-Term Capital Gains
	Long-Term Capital Gains	and/or Ordinary Income
Fund	(per share)	(per share)
NUV	$0.0051	$0.0019
NUW	—	$0.0097
NEV	—	$0.0009

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2010, NUV, NMI and NEV had positive UNII balances for both financial reporting and tax purposes, while NUW had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Funds’ repurchase program, the Funds have not repurchased any of their outstanding shares.

Shelf Equity Program

On December 8, 2010, a registration statement filed by NUV with the Securities and Exchange Commission became effective authorizing the Fund to issue 19,600,000 shares through a shelf offering. Under this equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offer methods at a net price at or above the Fund’s NAV per share.

As of October 31, 2010, the Funds’ share prices were trading at (+) premiums or (-) discounts to their NAVs as shown in the accompanying table.

	10/31/10	12-Month Average
Fund	(+)Premium/(-)Discount	(+)Premium/(-)Discount
NUV	+2.04%	+2.37%
NUW	+4.27%	+1.30%
NMI	+3.69%	+5.13%
NEV	-1.49%	-0.47%

Nuveen Investments   7

NUV	Nuveen Municipal
Value Fund, Inc.
Performance
OVERVIEW
as of October 31, 2010

Fund Snapshot
Share Price		$10.02
Net Asset Value (NAV)		$9.82
Premium/(Discount) to NAV		2.04%
Market Yield		4.67%
Taxable-Equivalent Yield1		6.49%
Net Assets ($000)		$1,944,094
Average Effective Maturity
on Securities (Years)		17.85
Modified Duration		6.47
Average Annual Total Return
(Inception 6/17/87)
	On Share Price	On NAV
1-Year	6.18%	8.44%
5-Year	6.14%	4.42%
10-Year	7.21%	5.34%
States4
(as a % of total investments)
California		13.2%
Illinois		13.0%
Texas		7.9%
New York		7.0%
New Jersey		5.1%
Michigan		4.4%
Florida		4.4%
Washington		4.1%
Colorado		4.0%
Missouri		3.5%
South Carolina		2.9%
Louisiana		2.8%
Puerto Rico		2.6%
Ohio		2.5%
Wisconsin		2.3%
Indiana		2.0%
Other		18.3%
Portfolio Composition4
(as a % of total investments)
Health Care		19.1%
Tax Obligation/Limited		18.7%
U.S. Guaranteed		17.8%
Transportation		11.8%
Tax Obligation/General		8.6%
Utilities		6.8%
Consumer Staples		6.1%
Other		11.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders capital gains and net ordinary income distributions in December 2009 of $0.0070 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

8 Nuveen Investments

NUW	Nuveen Municipal Value Fund 2
Performance
OVERVIEW
as of October 31, 2010

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a net ordinary income distribution in December 2009 of $0.0097 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

Fund Snapshot
Share Price		$17.57
Net Asset Value (NAV)		$16.85
Premium/(Discount) to NAV		4.27%
Market Yield		5.12%
Taxable-Equivalent Yield1		7.11%
Net Assets ($000)		$216,146
Average Effective Maturity
on Securities (Years)		26.12
Modified Duration		9.44
Average Annual Total Return
(Inception 2/25/09)
	On Share Price	On NAV
1-Year	17.22%	9.91%
Since Inception	15.85%	16.08%
States4
(as a % of total investments)
Illinois		11.9%
California		10.6%
Florida		8.7%
Wisconsin		8.1%
Louisiana		7.6%
Texas		6.2%
Ohio		5.9%
Indiana		5.4%
Colorado		5.2%
Puerto Rico		5.2%
Nevada		4.4%
Arizona		3.5%
Other		17.3%
Portfolio Composition4
(as a % of total investments)
Health Care		24.1%
Tax Obligation/Limited		22.5%
Transportation		12.2%
Tax Obligation/General		10.9%
Utilities		8.9%
Consumer Staples		6.6%
Water and Sewer		5.1%
Other		9.7%

Nuveen Investments 9

NMI	Nuveen Municipal
Income Fund, Inc.
Performance
OVERVIEW
as of October 31, 2010

Fund Snapshot
Share Price		$11.24
Net Asset Value (NAV)		$10.84
Premium/(Discount) to NAV		3.69%
Market Yield		5.07%
Taxable-Equivalent Yield1		7.04%
Net Assets ($000)		$89,008
Average Effective Maturity
on Securities (Years)		15.40
Modified Duration		5.80

Average Annual Total Return
(Inception 4/20/88)
	On Share Price	On NAV
1-Year	11.14%	10.12%
5-Year	6.49%	5.07%
10-Year	5.42%	5.21%
States3
(as a % of total investments)
California		18.2%
Texas		10.4%
Illinois		9.6%
Colorado		6.1%
New York		5.8%
Missouri		5.0%
Indiana		4.3%
South Carolina		4.2%
Florida		3.5%
Michigan		3.0%
Kentucky		2.9%
Virginia		2.8%
Maryland		2.5%
Tennessee		2.4%
Alabama		2.4%
Other		16.9%
Portfolio Composition3
(as a % of total investments)
Health Care		19.6%
U.S. Guaranteed		12.9%
Utilities		12.6%
Tax Obligation/Limited		11.5%
Tax Obligation/General		9.3%
Education and Civic Organizations		6.7%
Transportation		5.9%
Materials		5.4%
Water and Sewer		5.3%
Other		10.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to invest- ments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

10 Nuveen Investments

NEV	Nuveen Enhanced Municipal Value Fund
Performance
OVERVIEW
as of October 31, 2010

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a net ordinary income distribution in December 2009 of $0.0009 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change
5	Excluding investments in derivatives.

Fund Snapshot
Share Price		$14.56
Net Asset Value (NAV)		$14.78
Premium/(Discount) to NAV		-1.49%
Market Yield		6.26%
Taxable-Equivalent Yield1		8.69%
Net Assets ($000)		$284,682
Average Effective Maturity
on Securities (Years)		22.97
Modified Duration		9.52

Average Annual Total Return
(Inception 9/25/09)
	On Share Price	On NAV
1-Year	3.52%	14.73%
Since Inception	3.19%	9.01%
States4,5
(as a % of total investments)
California		15.5%
Florida		9.0%
Illinois		7.6%
Michigan		7.0%
Ohio		6.5%
Pennsylvania		6.4%
Colorado		5.0%
Arizona		4.8%
Massachusetts		4.1%
Texas		3.9%
Wisconsin		3.5%
Indiana		3.4%
Georgia		2.7%
New York		2.6%
Other		18.0%
Portfolio Composition4,5
(as a % of total investments)
Health Care		22.5%
Tax Obligation/Limited		17.8%
Education and Civic Organizations		10.9%
Tax Obligation/General		8.6%
Transportation		8.3%
Utilities		8.1%
Consumer Staples		5.0%
Housing/Single Family		4.9%
Other		13.9%

Nuveen Investments 11

NUV	Shareholder Meeting Report
NUW	The annual meeting of shareholders was held on July 27, 2010, in the Lobby Conference Room, 333
NMI	West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the
NEV	election of Board Members.

	NUV	NUW	NMI	NEV
	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached
as follows:
William C. Hunter
For	159,112,192	11,654,135	6,784,150	14,458,251
Withhold	2,729,181	304,673	126,731	161,550
Total	161,841,373	11,958,808	6,910,881	14,619,801
Judith M. Stockdale
For	158,971,814	11,641,448	6,785,487	14,439,555
Withhold	2,869,559	317,360	125,394	180,246
Total	161,841,373	11,958,808	6,910,881	14,619,801
Carole E. Stone
For	159,057,543	11,644,207	6,788,053	14,448,341
Withhold	2,783,830	314,601	122,828	171,460
Total	161,841,373	11,958,808	6,910,881	14,619,801

12	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen Municipal Value Fund, Inc.
Nuveen Municipal Value Fund 2
Nuveen Municipal Income Fund, Inc.
Nuveen Enhanced Municipal Value Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc., Nuveen Municipal Value Fund 2, Nuveen Municipal Income Fund, Inc. and Nuveen Enhanced Municipal Value Fund (the “Funds”) as of October 31, 2010, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc., Nuveen Municipal Value Fund 2, Nuveen Municipal Income Fund, Inc. and Nuveen Enhanced Municipal Value Fund at October 31, 2010, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 28, 2010

Nuveen Investments 13

	Nuveen Municipal Value Fund, Inc.
NUV	Portfolio of Investments
		October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.1%
$ 1,750	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2001A, 5.750%, 6/01/31	6/11 at 101.00	A1 (4)	$ 1,824,270
	(Pre-refunded 6/01/11)
	Alaska – 0.6%
3,335	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%,	12/14 at 100.00	AA	3,448,090
	12/01/30 – FGIC Insured
5,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%,	6/15 at 100.00	AA	5,170,450
	12/01/30 – NPFG Insured
3,000	Anchorage, Alaska, General Obligation Bonds, Series 2003B, 5.000%, 9/01/23 (Pre-refunded	9/13 at 100.00	AA (4)	3,365,370
	9/01/13) – FGIC Insured
11,335	Total Alaska			11,983,910
	Arizona – 0.7%
1,400	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s	2/12 at 101.00	N/R (4)	1,520,512
	Hospital, Series 2002A, 6.250%, 2/15/21 (Pre-refunded 2/15/12)
2,500	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series	7/18 at 100.00	AA–	2,575,275
	2008A, 5.000%, 7/01/38
2,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series	12/17 at 102.00	N/R	2,485,184
	2008, 7.000%, 12/01/27
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc	No Opt. Call	A	5,290,488
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	9/13 at 100.00	A–	1,017,050
	Healthcare, Series 2008A, 5.250%, 9/01/30
13,075	Total Arizona			12,888,509
	Arkansas – 0.1%
2,000	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Series 2002, 5.000%,	12/12 at 100.00	Aa2	2,044,860
	12/01/32 – FGIC Insured
	California – 13.3%
	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
10,000	5.125%, 5/01/19 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	10,806,700
10,000	5.250%, 5/01/20 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	10,825,400
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System,
	Series 2006:
5,000	5.000%, 4/01/37 – BHAC Insured	4/16 at 100.00	AA+	5,132,250
6,000	5.000%, 4/01/37	4/16 at 100.00	A+	5,956,260
6,830	California Infrastructure Economic Development Bank, Revenue Bonds, J. David Gladstone	10/11 at 101.00	A–	6,783,693
	Institutes, Series 2001, 5.250%, 10/01/34
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa1	2,372,874
	2010A, 5.750%, 7/01/40
1,500	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric	6/17 at 100.00	A3	1,503,135
	Company, Series 2004C, 4.750%, 12/01/23 – FGIC Insured (Alternative Minimum Tax)
10,390	California Statewide Community Development Authority, Certificates of Participation, Internext	4/11 at 100.00	BBB	10,452,132
	Group, Series 1999, 5.375%, 4/01/17
3,500	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	Aa2	4,053,420
	Project, Series 2009, 6.750%, 2/01/38
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System,	7/18 at 100.00	AA–	3,759,768
	Series 2007A, 5.750%, 7/01/47 – FGIC Insured
	California, General Obligation Bonds, Series 2003:
14,600	5.250%, 2/01/28	8/13 at 100.00	A1	14,994,784
11,250	5.000%, 2/01/33	8/13 at 100.00	A1	11,296,463
16,000	California, Various Purpose General Obligation Bonds, Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	16,057,120
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series	8/18 at 100.00	AA+	4,349,450
	2006C, 0.000%, 8/01/32 – AGM Insured

14 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 16,045	Desert Community College District, Riverside County, California, General Obligation Bonds,	8/17 at 42.63	AA+	$ 3,954,932
	Election 2004 Series 2007C, 0.000%, 8/01/33 – AGM Insured
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series	No Opt. Call	AAA	21,345,000
	1995A, 0.000%, 1/01/22 (ETM)
21,150	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/13 at 100.00	AAA	23,484,326
	Asset-Backed Bonds, Series 2003B, 5.000%, 6/01/38 (Pre-refunded 6/01/13) – AMBAC Insured
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Series 2005A:
5,280	5.000%, 6/01/38 – FGIC Insured	6/15 at 100.00	A2	5,066,213
10,000	5.000%, 6/01/45	6/15 at 100.00	A2	9,495,900
3,540	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/13 at 100.00	AAA	4,089,373
	Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Series 2007A-1:
7,550	5.000%, 6/01/33	6/17 at 100.00	BBB	6,249,060
1,500	5.125%, 6/01/47	6/17 at 100.00	BBB	1,081,065
4,500	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series	8/16 at 102.00	AA+	4,671,630
	2008B, 5.125%, 8/01/37 – AGC Insured
9,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Refunding Bonds,	7/11 at 100.00	AA	9,077,760
	Series 2001A, 5.125%, 7/01/41
4,000	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los	12/12 at 102.00	B–	4,072,520
	Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C,
	7.500%, 12/01/24 (Alternative Minimum Tax)
	Merced Union High School District, Merced County, California, General Obligation Bonds,
	Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,244,050
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	1,193,619
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	A+	854,356
	Series 2004, 0.000%, 8/01/27 – FGIC Insured
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C,	No Opt. Call	A	4,165,677
	6.500%, 11/01/39
4,900	Ontario, California, Certificates of Participation, Water System Improvement Project,	7/14 at 100.00	AA–	5,010,887
	Refunding Series 2004, 5.000%, 7/01/29 – NPFG Insured
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	Baa3	2,595,058
	6.750%, 11/01/39
8,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical	7/14 at 100.00	Baa1 (4)	9,367,040
	Center, Series 2004, 5.625%, 7/01/34 (Pre-refunded 7/01/14)
15,505	Riverside Public Financing Authority, California, University Corridor Tax Allocation Bonds,	8/17 at 100.00	A	13,590,443
	Series 2007C, 5.000%, 8/01/37 – NPFG Insured
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds,
	Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA	1,260,694
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA	1,224,026
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue
	Refunding Bonds, Series 1997A:
10,000	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	A	3,469,200
14,605	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	A	2,285,244
5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 – AMBAC Insured	3/17 at 100.00	A	5,276,450
	(Alternative Minimum Tax)
13,220	San Mateo County Community College District, California, General Obligation Bonds, Series	No Opt. Call	Aaa	5,336,914
	2006A, 0.000%, 9/01/28 – NPFG Insured
709	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and	3/11 at 100.00	Baa1	694,714
	Electric Company, Series 1966A, 4.000%, 3/01/16
309,064	Total California			258,499,600
	Colorado – 4.0%
5,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 –	10/16 at 100.00	BBB	4,849,400
	SYNCORA GTY Insured

Nuveen Investments 15

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,800	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/11 at 100.00	AAA	$ 1,904,166
	Peak-to-Peak Charter School, Series 2001, 7.625%, 8/15/31 (Pre-refunded 8/15/11)
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	9/16 at 100.00	AA	4,860,450
	Series 2006A, 4.500%, 9/01/38
11,825	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of	No Opt. Call	AA	12,086,096
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
2,100	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series	3/12 at 100.00	Aa2 (4)	2,231,103
	2002A, 5.500%, 3/01/32 (Pre-refunded 3/02/12)
750	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2006B,	12/16 at 100.00	Baa2	715,905
	5.000%, 12/01/23 – RAAI Insured
1,700	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series	9/18 at 102.00	AA+	1,754,196
	2005C, 5.250%, 3/01/40 – AGM Insured
500	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2001,	1/12 at 100.00	BBB+	505,360
	5.750%, 1/15/22
18,915	Denver, Colorado, Airport System Revenue Refunding Bonds, Series 2003B, 5.000%, 11/15/33 –	11/13 at 100.00	A+	19,073,697
	SYNCORA GTY Insured
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	6,203,670
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	4,047,870
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%,	9/26 at 52.09	A	960,108
	9/01/39 – NPFG Insured
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 –	9/20 at 41.72	A	1,695,700
	NPFG Insured
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007,	12/17 at 100.00	N/R	3,953,450
	5.350%, 12/01/37 – RAAI Insured
1,450	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001A,	6/11 at 102.00	N/R (4)	1,521,877
	5.500%, 6/15/19 (Pre-refunded 6/15/11) – AMBAC Insured
7,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C,	6/16 at 100.00	N/R (4)	8,088,220
	0.000%, 6/15/21 (Pre-refunded 6/15/16) – AMBAC Insured
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private	7/20 at 100.00	Baa3	3,967,350
	Activity Bonds, Series 2010, 6.000%, 1/15/41
123,590	Total Colorado			78,418,618
	Connecticut – 0.2%
8,670	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series	11/17 at 100.00	N/R	3,993,142
	2007A, 5.750%, 9/01/34
	District of Columbia – 0.5%
10,000	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax	10/16 at 100.00	A1	10,000,700
	Revenue Bonds, Series 2007A, 4.500%, 10/01/30 – AMBAC Insured
	Florida – 4.4%
4,000	Escambia County Health Facilities Authority, Florida, Revenue Bonds, Ascension Health Credit	11/12 at 101.00	Aa1	4,153,720
	Group, Series 2002C, 5.750%, 11/15/32
10,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2005E, 4.500%,	6/15 at 101.00	AAA	10,031,500
	6/01/35 (UB)
1,750	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa	10/16 at 100.00	A3	1,751,680
	General Hospital, Series 2006, 5.250%, 10/01/41
10,690	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2001, 5.000%,	10/11 at 100.00	Aa2	10,778,299
	10/01/30 – AMBAC Insured
3,000	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	AA+	3,070,920
4,880	Lee County, Florida, Airport Revenue Bonds, Series 2000A, 6.000%, 10/01/32 – AGM Insured	4/11 at 101.00	AA+	4,934,022
	(Alternative Minimum Tax)
5,000	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center,	10/17 at 100.00	A3	4,877,150
	Series 2007, 5.000%, 10/01/34
4,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A,	7/20 at 100.00	A	4,079,680
	5.000%, 7/01/40

16 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B,	10/20 at 100.00	A2	$ 4,118,120
	5.000%, 10/01/29
8,250	Orange County School Board, Florida, Certificates of Participation, Series 2002A, 5.000%,	8/12 at 100.00	AA–	8,360,055
	8/01/27 – NPFG Insured
2,900	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 –	10/16 at 100.00	A+	2,955,680
	SYNCORA GTY Insured
9,250	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B,	7/17 at 100.00	A	8,977,958
	Series 2007, 5.000%, 7/01/40 – NPFG Insured
2,500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 5.250%, 10/01/27	10/17 at 100.00	BBB	2,424,925
14,730	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System	8/17 at 100.00	AA	14,906,613
	Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)
84,950	Total Florida			85,420,322
	Georgia – 1.0%
10,240	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.000%, 11/01/38 –	5/11 at 100.00	A1	10,247,782
	FGIC Insured
2,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2001A, 5.000%, 11/01/33 –	5/12 at 100.00	A1	2,542,025
	NPFG Insured
4,000	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.250%, 10/01/39 –	10/14 at 100.00	AA+	4,181,920
	AGM Insured
2,250	Royston Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Healthcare	1/11 at 101.00	N/R	2,116,890
	System Inc., Series 1999, 6.500%, 7/01/27
18,990	Total Georgia			19,088,617
	Hawaii – 1.1%
7,140	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric	10/12 at 101.00	A	7,341,562
	Company Inc., Series 1997A, 5.650%, 10/01/27 – NPFG Insured
12,325	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2003A, 5.250%, 3/01/28 –	3/13 at 100.00	Aa1	13,190,215
	NPFG Insured
19,465	Total Hawaii			20,531,777
	Illinois – 13.1%
2,060	Aurora, Illinois, Golf Course Revenue Bonds, Series 2000, 6.375%, 1/01/20	1/11 at 100.00	A+	2,064,882
17,205	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax	No Opt. Call	Aa2	8,509,421
	Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured
400	Chicago Greater Metropolitan Sanitary District, Illinois, General Obligation Capital	No Opt. Call	Aaa	404,248
	Improvement Bonds, Series 1991, 7.000%, 1/01/11 (ETM)
5,000	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.375%,	7/12 at 100.00	Aaa	5,414,550
	7/01/18 (Pre-refunded 7/01/12)
285	Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.625%, 1/01/39 – AMBAC Insured	7/12 at 100.00	AA–	300,424
9,715	Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.625%, 1/01/39 (Pre-refunded	7/12 at 100.00	AA– (4)	10,555,833
	7/01/12) – AMBAC Insured
2,575	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International	1/11 at 101.00	A2	2,583,678
	Airport, Series 2001C, 5.100%, 1/01/26 – AMBAC Insured (Alternative Minimum Tax)
2,825	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport,	1/14 at 100.00	AA+	2,874,692
	Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)
3,020	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds,	12/16 at 100.00	AA+	3,397,953
	Series 2004, 5.000%, 12/01/19 – AGM Insured
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	9,511,781
3,260	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	BB–	3,394,671
	Corporation Project, Series 2010, 6.500%, 10/15/40
385	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds,	11/13 at 100.00	Aa2	424,405
	Series 2003B, 5.250%, 11/01/20 – AGM Insured
1,615	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds,	11/13 at 100.00	Aa2 (4)	1,830,118
	Series 2003B, 5.250%, 11/01/20 (Pre-refunded 11/01/13) – AGM Insured

Nuveen Investments 17

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 5,000	Illinois Development Finance Authority, Gas Supply Revenue Bonds, Peoples Gas, Light and Coke	11/13 at 101.00	A1	$ 5,133,450
	Company, Series 2003E, 4.875%, 11/01/38 (Mandatory put 11/01/18) – AMBAC Insured (Alternative
	Minimum Tax)
28,030	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and	No Opt. Call	Aa3	20,789,851
	DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/19 – AGM Insured
1,800	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Winnebago and	No Opt. Call	Aa3	1,320,372
	Boone Counties School District 205 – Rockford, Series 2000, 0.000%, 2/01/19 – AGM Insured
3,180	Illinois Development Finance Authority, Revenue Bonds, Chicago Charter School Foundation,	12/12 at 100.00	N/R (4)	3,534,824
	Series 2002A, 6.250%, 12/01/32 (Pre-refunded 12/01/12)
1,450	Illinois Development Finance Authority, Revenue Bonds, Illinois Wesleyan University, Series	9/11 at 100.00	BBB+	1,430,846
	2001, 5.125%, 9/01/35 – AMBAC Insured
6,550	Illinois Development Finance Authority, Revenue Bonds, Illinois Wesleyan University, Series	9/11 at 100.00	BBB+ (4)	6,796,935
	2001, 5.125%, 9/01/35 (Pre-refunded 9/01/11) – AMBAC Insured
1,875	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B,	11/19 at 100.00	AA	1,996,856
	5.500%, 11/01/39
5,245	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond	No Opt. Call	Aa1	5,607,325
	Trust 1137, 9.032%, 7/01/15 (IF)
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A,	8/14 at 100.00	N/R (4)	5,818,350
	5.500%, 8/15/43 (Pre-refunded 8/15/14)
5,030	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A,	5/20 at 100.00	A	5,325,714
	6.000%, 5/15/39
4,800	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	5,624,976
3,975	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A,	8/17 at 100.00	BBB	3,839,691
	5.500%, 8/01/37
15,000	Illinois Health Facilities Authority, Revenue Bonds, Edward Hospital Obligated Group, Series	2/11 at 101.00	AA+ (4)	15,370,200
	2001B, 5.250%, 2/15/34 (Pre-refunded 2/15/11) – AGM Insured
8,180	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997,	2/11 at 100.00	BBB	8,179,509
	5.250%, 8/01/22 – AMBAC Insured
3,985	Illinois Health Facilities Authority, Revenue Bonds, South Suburban Hospital, Series 1992,	No Opt. Call	N/R (4)	4,785,945
	7.000%, 2/15/18 (ETM)
5,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.500%, 6/15/30 –	6/15 at 101.00	A	5,303,100
	AMBAC Insured
5,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel	1/16 at 100.00	B–	3,342,550
	Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 1992A:
18,955	0.000%, 6/15/17 – FGIC Insured	No Opt. Call	A	14,751,350
12,830	0.000%, 6/15/18 – FGIC Insured	No Opt. Call	A	9,390,277
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 1994B:
7,250	0.000%, 6/15/18 – NPFG Insured	No Opt. Call	AAA	5,306,275
3,385	0.000%, 6/15/21 – NPFG Insured	No Opt. Call	AAA	2,022,538
5,190	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	AAA	1,950,350
11,610	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	AAA	4,067,912
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
10,000	0.000%, 6/15/24 – NPFG Insured	6/22 at 101.00	AAA	7,822,300
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	AAA	5,251,624
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AAA	4,673,760
21,070	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	AAA	4,528,575
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	2,164,018
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	AAA	4,610,537
8,460	5.250%, 6/15/42 – NPFG Insured	6/12 at 101.00	AAA	8,545,192
16,700	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place	No Opt. Call	A	9,685,499
	Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured
1,650	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place	11/10 at 100.00	A2 (4)	1,654,340
	Expansion Project, Series 1996A, 5.250%, 6/15/27 (Pre-refunded 11/18/10) – AMBAC Insured

18 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place
	Expansion Project, Series 2002B:
$ 3,775	0.000%, 6/15/20 – NPFG Insured	6/17 at 101.00	AAA	$ 3,784,626
5,715	0.000%, 6/15/21 – NPFG Insured	6/17 at 101.00	AAA	5,644,934
1,000	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Area 4,	3/17 at 100.00	AA+	1,007,520
	Series 2007, 4.700%, 3/01/33 – AGC Insured
1,050	Tri-City Regional Port District, Illinois, Port and Terminal Facilities Revenue Refunding	No Opt. Call	N/R	915,957
	Bonds, Delivery Network Project, Series 2003A, 4.900%, 7/01/14 (Alternative Minimum Tax)
1,575	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School	No Opt. Call	N/R	1,134,252
	Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured
720	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School	No Opt. Call	N/R (4)	603,763
	Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured (ETM)
375,830	Total Illinois			254,982,749
	Indiana – 2.0%
300	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007,	4/14 at 100.00	N/R	299,094
	5.000%, 10/01/24
8,010	Indiana Bond Bank, State Revolving Fund Program Bonds, Series 2001A, 5.375%, 2/01/19	2/13 at 101.00	N/R (4)	8,910,885
	(Pre-refunded 2/01/13) (Alternative Minimum Tax)
1,990	Indiana Bond Bank, State Revolving Fund Program Bonds, Series 2001A, 5.375%, 2/01/19	2/13 at 101.00	AAA	2,172,583
3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc.,	3/14 at 100.00	A	3,026,640
	Series 2004A, 5.375%, 3/01/34 – AMBAC Insured
4,450	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 –	1/17 at 100.00	A+	4,542,026
	NPFG Insured
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
12,500	0.000%, 2/01/21 – AMBAC Insured	No Opt. Call	AA	8,664,250
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	7,426,228
4,425	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development	7/20 at 100.00	N/R	4,512,748
	Project, Series 2010, 6.750%, 1/15/32
49,270	Total Indiana			39,554,454
	Iowa – 1.0%
4,115	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2007B, 4.800%, 1/01/37	7/16 at 100.00	AAA	4,128,909
	(Alternative Minimum Tax)
3,500	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg	10/12 at 100.00	N/R (4)	3,829,735
	College, Series 2002, 5.500%, 10/01/33 (Pre-refunded 10/01/12) – ACA Insured
7,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	6/15 at 100.00	BBB	5,475,330
	5.625%, 6/01/46
6,160	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series	6/11 at 101.00	AAA	6,411,082
	2001B, 5.600%, 6/01/35 (Pre-refunded 6/01/11)
20,775	Total Iowa			19,845,056
	Kansas – 0.6%
10,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/22	3/14 at 100.00	AAA	11,083,700
	Kentucky – 0.1%
1,035	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue	1/11 at 100.00	A	1,036,449
	Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	6/18 at 100.00	AA+	1,081,800
	Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured
2,035	Total Kentucky			2,118,249
	Louisiana – 2.8%
1,000	East Baton Rouge Parish, Louisiana, Revenue Refunding Bonds, Georgia Pacific Corporation	1/11 at 100.00	Ba3	1,000,340
	Project, Series 1998, 5.350%, 9/01/11 (Alternative Minimum Tax)
2,310	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue	No Opt. Call	BBB-	2,457,771
	Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29 (Mandatory
	put 8/01/20)

Nuveen Investments 19

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 12,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue	11/17 at 100.00	BB+	$ 12,767,040
	Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32
5,150	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our	8/15 at 100.00	A+	5,175,544
	Lady Health System, Series 2005A, 5.250%, 8/15/32
4,515	Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds, Southern Baptist	5/10 at 100.00	AAA	4,781,791
	Hospital, Series 1986, 8.000%, 5/15/12 (ETM)
27,890	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds,	5/11 at 101.00	BBB	28,156,907
	Series 2001B, 5.875%, 5/15/39
52,865	Total Louisiana			54,339,393
	Maryland – 0.4%
3,500	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995,	1/11 at 100.00	N/R	3,502,030
	7.400%, 9/01/19 (Alternative Minimum Tax)
4,600	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health,	8/14 at 100.00	A2	4,721,348
	Series 2004, 5.500%, 8/15/33
8,100	Total Maryland			8,223,378
	Massachusetts – 2.0%
10,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2002A,	7/12 at 100.00	AAA	10,766,700
	5.000%, 7/01/32 (Pre-refunded 7/01/12)
1,720	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill	12/10 at 100.00	BBB	1,722,236
	Associates, Series 1998B, 5.100%, 12/01/12 (Alternative Minimum Tax)
4,340	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care	11/11 at 101.00	BBB	4,163,796
	Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc.,	7/18 at 100.00	A3	498,860
	Series 2008E-1 &2, 5.125%, 7/01/38
2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire	7/14 at 100.00	CCC	1,036,200
	Community Services Inc., Series 2004A, 6.375%, 7/01/34
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire
	Community Services Inc., Series 2004B:
1,340	6.250%, 7/01/24	7/14 at 100.00	CCC	694,254
1,000	6.375%, 7/01/34	7/14 at 100.00	CCC	518,100
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk	7/19 at 100.00	BBB	2,439,104
	University Issue, Series 2009A, 5.750%, 7/01/39
12,650	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	13,079,594
4,250	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6,	8/11 at 100.00	AAA	4,307,630
	5.500%, 8/01/30
40,100	Total Massachusetts			39,226,474
	Michigan – 4.5%
12,300	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A,	11/10 at 100.00	B–	6,936,339
	5.500%, 5/01/21
5,000	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006D,	7/16 at 100.00	AA+	4,935,650
	4.625%, 7/01/32 – AGM Insured
8,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%,	7/15 at 100.00	A1	7,898,880
	7/01/35 – NPFG Insured
5,240	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Refunding Bonds, Series	10/12 at 100.00	AAA	5,637,035
	2002, 5.250%, 10/01/19
	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of
	Arts and Sciences Charter School, Series 2001A:
600	7.500%, 10/01/12	10/11 at 100.00	B1	604,386
5,000	7.900%, 10/01/21	4/11 at 102.00	B1	5,006,950
3,500	8.000%, 10/01/31	4/11 at 102.00	B1	3,492,580
8,460	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005I, 5.000%,	10/15 at 100.00	Aa3	8,859,650
	10/15/22 – AMBAC Insured
22,235	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center	2/11 at 100.00	BB–	20,795,506
	Obligated Group, Series 1998A, 5.250%, 8/15/28

20 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 350	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical	1/11 at 100.00	BB–	$ 334,912
	Center Obligated Group, Series 1997A, 5.250%, 8/15/27 – AMBAC Insured
	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center
	Obligated Group, Series 1993A:
895	6.250%, 8/15/13	2/11 at 100.00	BB–	895,331
12,925	6.500%, 8/15/18	2/11 at 100.00	BB–	12,924,612
7,200	Michigan Strategic Fund, Limited Obligation Resource Recovery Revenue Refunding Bonds, Detroit	12/12 at 100.00	Baa1	7,249,176
	Edison Company, Series 2002D, 5.250%, 12/15/32 – SYNCORA GTY Insured
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	9/18 at 100.00	A1	1,386,498
	Hospital, Refunding Series 2009V, 8.250%, 9/01/39
92,855	Total Michigan			86,957,505
	Minnesota – 0.6%
1,750	Breckenridge, Minnesota, Revenue Bonds, Catholic Health Initiatives, Series 2004A,	5/14 at 100.00	AA	1,804,968
	5.000%, 5/01/30
6,375	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare	11/18 at 100.00	A	7,299,184
	Services, Series 2008A, 6.625%, 11/15/28
355	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.900%, 8/01/15 –	2/11 at 100.00	AA+	356,509
	NPFG Insured
2,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue	11/16 at 100.00	A3	1,950,520
	Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36
10,480	Total Minnesota			11,411,181
	Missouri – 3.5%
6,000	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales	10/13 at 100.00	AA+	6,096,660
	Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%,
	10/01/32 – AGM Insured
40,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series	5/13 at 100.00	AA	40,807,200
	2003, 5.250%, 5/15/32 (UB)
12,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System,	6/20 at 100.00	AA–	12,548,280
	Series 2010B, 5.000%, 6/01/30
4,000	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc.,	6/13 at 101.00	BBB–	3,841,520
	Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)
	West Plains Industrial Development Authority, Missouri, Hospital Facilities Revenue Bonds,
	Ozark Medical Center, Series 1997:
760	5.500%, 11/15/12	11/10 at 100.00	B+	760,099
1,000	5.600%, 11/15/17	11/10 at 100.00	B+	986,040
3,175	West Plains Industrial Development Authority, Missouri, Hospital Facilities Revenue Bonds,	11/10 at 100.00	B+	3,174,619
	Ozark Medical Center, Series 1999, 6.750%, 11/15/24
66,935	Total Missouri			68,214,418
	Montana – 0.2%
3,750	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Puget Sound	3/13 at 101.00	A–	3,780,113
	Energy, Series 2003A, 5.000%, 3/01/31 – AMBAC Insured
	Nebraska – 0.3%
5,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2008A,	2/18 at 100.00	Aa1	5,492,700
	5.500%, 2/01/39
	Nevada – 1.0%
2,500	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2003A, 5.125%,	9/13 at 100.00	BBB	2,410,575
	9/01/29 – RAAI Insured
5,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	5,383,300
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas
	Monorail Project, First Tier, Series 2000:
15,095	0.000%, 1/01/24 – AMBAC Insured	No Opt. Call	D	1,482,329
11,000	0.000%, 1/01/25 – AMBAC Insured	No Opt. Call	D	1,017,060
4,000	5.625%, 1/01/32 – AMBAC Insured (5)	1/12 at 100.00	N/R	840,760
22,010	5.375%, 1/01/40 – AMBAC Insured (5)	1/11 at 100.00	N/R	4,624,961

Nuveen Investments 21

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A,	7/17 at 100.00	AA+	$ 2,983,300
	Trust 2634, 18.114%, 7/01/31 – BHAC Insured (IF)
1,500	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax	6/18 at 100.00	Ba3	1,448,970
	Revenue Bonds Series 2008A, 6.750%, 6/15/28
63,605	Total Nevada			20,191,255
	New Hampshire – 0.1%
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group	10/19 at 100.00	BBB+	1,554,630
	Issue, Series 2009A, 6.125%, 10/01/39
	New Jersey – 5.1%
23,625	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/11 at 100.50	B	23,278,421
	Airlines Inc., Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)
9,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	11/10 at 101.00	B	9,059,670
	Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)
4,740	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health	1/17 at 41.49	BBB–	876,236
	Care System, Series 2006A, 0.000%, 7/01/34
7,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C,	6/13 at 100.00	AAA	8,450,175
	5.500%, 6/15/24 (Pre-refunded 6/15/13)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
30,000	0.000%, 12/15/31 – FGIC Insured	No Opt. Call	AA–	9,201,000
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA+	8,063,010
310	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	376,173
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
105	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	131,477
1,490	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	1,704,411
27,185	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/12 at 100.00	AAA	29,641,980
	Series 2002, 6.125%, 6/01/42 (Pre-refunded 6/01/12)
7,165	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/13 at 100.00	AAA	8,191,745
	Series 2003, 6.250%, 6/01/43 (Pre-refunded 6/01/13)
138,120	Total New Jersey			98,974,298
	New Mexico – 0.6%
1,500	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	1,800,075
9,600	University of New Mexico, Subordinate Lien Revenue Refunding and Improvement Bonds, Series	6/12 at 100.00	AA	9,733,440
	2002A, 5.000%, 6/01/32
11,100	Total New Mexico			11,533,515
	New York – 7.0%
8,500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Kaleida	2/14 at 100.00	AAA	8,941,065
	Health, Series 2004, 5.050%, 2/15/25
15,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A,	9/11 at 100.00	AAA	16,164,485
	5.375%, 9/01/25 (Pre-refunded 9/01/11)
2,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B,	6/16 at 100.00	A–	2,065,820
	5.000%, 12/01/35
1,510	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn	12/16 at 100.00	BB+	1,314,304
	College of Aeronautics, Series 2006B, 5.000%, 12/01/31
10,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK	8/12 at 101.00	B–	10,406,100
	Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)
5,500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	12/14 at 100.00	AAA	5,758,940
	Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997E, 6.000%, 8/01/16	1/11 at 100.00	AA	5,022
	New York City, New York, General Obligation Bonds, Fiscal Series 2003J:
1,450	5.500%, 6/01/21 (Pre-refunded 6/01/13)	6/13 at 100.00	AA (4)	1,633,121
385	5.500%, 6/01/22 (Pre-refunded 6/01/13)	6/13 at 100.00	AA (4)	433,622

22 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York City, New York, General Obligation Bonds, Fiscal Series 2004C:
$ 8,000	5.250%, 8/15/24	8/14 at 100.00	AA	$ 8,890,400
6,000	5.250%, 8/15/25	8/14 at 100.00	AA	6,632,760
10,000	New York Dorm Authority, FHA Insured Mortgage Hospital Revenue Bonds, Kaleida Health, Series	8/16 at 100.00	AAA	9,558,400
	2006, 4.700%, 2/15/35
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and
	State Contingency Contract-Backed Bonds, Series 2003A-1:
10,000	5.500%, 6/01/17	6/11 at 100.00	AA–	10,234,800
11,190	5.500%, 6/01/18	6/12 at 100.00	AA–	11,844,167
28,810	5.500%, 6/01/19	6/13 at 100.00	AA–	31,463,401
2,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	No Opt. Call	A	2,506,325
	Terminal LLC, Sixth Series 1997, 6.250%, 12/01/10 – NPFG Insured (Alternative Minimum Tax)
8,500	Power Authority of the State of New York, General Revenue Bonds, Series 2000A, 5.250%, 11/15/40	11/10 at 100.00	Aa2	8,528,220
129,850	Total New York			136,380,952
	North Carolina – 0.6%
1,500	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects,	6/13 at 100.00	AA+	1,539,645
	Series 2003G, 5.000%, 6/01/33
3,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue	1/18 at 100.00	AA–	3,080,130
	Bonds, Series 2008A, 5.000%, 1/15/47
2,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series	1/13 at 100.00	A–	2,562,525
	2003D, 5.125%, 1/01/26
1,500	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional	2/14 at 100.00	AA+	1,657,140
	Facilities, Series 2004A, 5.000%, 2/01/20
2,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s	10/17 at 100.00	AA	1,991,880
	Health System, Series 2007, 4.500%, 10/01/31
10,500	Total North Carolina			10,831,320
	Ohio – 2.6%
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project	2/18 at 100.00	A1	10,379,400
	Series 2008A, 5.250%, 2/15/43
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
2,860	5.375%, 6/01/24	6/17 at 100.00	BBB	2,558,098
475	5.125%, 6/01/24	6/17 at 100.00	BBB	415,065
5,500	5.875%, 6/01/30	6/17 at 100.00	BBB	4,634,190
17,165	5.750%, 6/01/34	6/17 at 100.00	BBB	13,688,744
3,100	6.000%, 6/01/42	6/17 at 100.00	BBB	2,439,235
11,785	5.875%, 6/01/47	6/17 at 100.00	BBB	9,018,589
9,150	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	6/22 at 100.00	Baa3	6,350,924
	Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37
60,035	Total Ohio			49,484,245
	Oklahoma – 0.8%
9,955	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004,	2/14 at 100.00	A	10,054,849
	5.125%, 2/15/31
5,045	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004,	2/14 at 100.00	AAA	5,749,080
	5.125%, 2/15/31 (Pre-refunded 2/15/14)
15,000	Total Oklahoma			15,803,929
	Oregon – 0.3%
2,600	Clackamas County Hospital Facility Authority, Oregon, Revenue Refunding Bonds, Legacy Health	5/11 at 101.00	A+	2,650,648
	System, Series 2001, 5.250%, 5/01/21
2,860	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A,	10/17 at 100.00	A	2,889,887
	5.000%, 10/01/32
5,460	Total Oregon			5,540,535
	Pennsylvania – 1.8%
10,300	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn	11/17 at 100.00	BB–	8,216,104
	Allegheny Health System, Series 2007A, 5.000%, 11/15/28

Nuveen Investments 23

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 6,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 –	12/14 at 100.00	Aa3	$ 7,025,525
	AMBAC Insured
8,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2004D, 5.125%,	6/14 at 100.00	Aa2 (4)	9,164,960
	6/01/34 (Pre-refunded 6/01/14) – FGIC Insured
10,075	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School	6/13 at 100.00	AAA	11,179,220
	District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – AGM Insured
34,875	Total Pennsylvania			35,585,809
	Puerto Rico – 2.6%
8,340	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	7/18 at 100.00	Baa1	8,914,625
	6.000%, 7/01/44
13,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%,	No Opt. Call	A3	13,450,970
	7/01/39 – FGIC Insured
5,450	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities	12/10 at 101.00	Baa3	5,487,714
	Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26
	(Alternative Minimum Tax)
11,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/26 at 100.00	A+	9,381,900
	2009A, 0.000%, 8/01/32
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/20 at 100.00	A+	4,507,226
	2010C, 5.250%, 8/01/41
70,300	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%,	No Opt. Call	Aa2	4,514,666
	8/01/54 – AMBAC Insured
5,000	Puerto Rico, General Obligation Bonds, Series 2000B, 5.625%, 7/01/19 – NPFG Insured	1/11 at 100.00	A	5,006,200
117,400	Total Puerto Rico			51,263,301
	Rhode Island – 1.3%
6,250	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds,	11/10 at 100.00	A	6,251,813
	Lifespan Obligated Group, Series 1996, 5.250%, 5/15/26 – NPFG Insured
19,195	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds,	6/12 at 100.00	BBB	19,216,497
	Series 2002A, 6.250%, 6/01/42
25,445	Total Rhode Island			25,468,310
	South Carolina – 3.0%
7,000	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds,	12/14 at 100.00	AA–	7,353,710
	GROWTH, Series 2004, 5.250%, 12/01/29
3,000	Myrtle Beach, South Carolina, Hospitality and Accommodation Fee Revenue Bonds, Series 2004A,	6/14 at 100.00	A+	3,016,980
	5.000%, 6/01/36 – FGIC Insured
11,550	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	AA+	4,839,681
	0.000%, 1/01/28 – AMBAC Insured
8,475	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Refunding Bonds, Series	1/11 at 100.00	A–	8,481,611
	1986, 5.000%, 1/01/25
4,320	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds,	11/12 at 100.00	A3 (4)	4,759,042
	Bon Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)
16,430	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds,	11/12 at 100.00	A–	16,661,826
	Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30
8,000	South Carolina JOBS Economic Development Authority, Hospital Revenue Bonds, Palmetto Health	12/10 at 102.00	Baa2 (4)	8,232,720
	Alliance, Series 2000A, 7.375%, 12/15/21 (Pre-refunded 12/15/10)
4,215	Spartanburg Sanitary Sewer District, South Carolina, Sewer System Revenue Bonds, Series 2003B,	3/14 at 100.00	AA–	4,287,245
	5.000%, 3/01/38 – NPFG Insured
62,990	Total South Carolina			57,632,815
	Tennessee – 1.1%
10,300	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital	4/18 at 100.00	A+	10,572,640
	Project, Series 2008, 5.625%, 4/01/38

24 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue
	Bonds, Baptist Health System of East Tennessee Inc., Series 2002:
$ 3,000	6.375%, 4/15/22	4/12 at 101.00	A1	$ 3,224,430
2,605	6.500%, 4/15/31	4/12 at 101.00	A1	2,775,940
2,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	3/13 at 100.00	N/R	1,924,980
	Wellmont Health System, Refunding Series 2006A, 5.440%, 9/01/32
3,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	9/16 at 100.00	BBB+	2,949,780
	Wellmont Health System, Series 2006C, 5.250%, 9/01/36
20,905	Total Tennessee			21,447,770
	Texas – 7.9%
5,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc.,	12/12 at 100.00	CCC+	3,846,600
	Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax)
2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier	1/17 at 100.00	BB	1,940,080
	Series 2006B, 5.750%, 1/01/34
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	4/13 at 101.00	Ca	1,895,452
	Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)
	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue
	Bonds, Series 2005:
4,000	5.000%, 1/01/35 – FGIC Insured	1/15 at 100.00	A	3,847,760
31,550	5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	A	29,729,250
11,850	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Bonds, Series 2001H,	No Opt. Call	A	3,422,991
	0.000%, 11/15/27 – NPFG Insured
2,950	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G,	11/11 at 100.00	A	2,901,443
	5.250%, 11/15/30 – NPFG Insured
13,270	Harris County-Houston Sports Authority, Texas, Third Lien Revenue Bonds, Series 2004-A3.,	11/24 at 59.10	A	2,368,297
	0.000%, 11/15/33 – NPFG Insured
24,660	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	No Opt. Call	A2	8,429,528
	Project, Series 2001B, 0.000%, 9/01/29 – AMBAC Insured
10,045	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000A, 5.875%, 7/01/16 –	1/11 at 100.00	AA+	10,283,368
	AGM Insured (Alternative Minimum Tax)
3,470	Irving Independent School District, Texas, Unlimited Tax School Building Bonds, Series 1997,	No Opt. Call	AAA	3,466,079
	0.000%, 2/15/11
5,000	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	No Opt. Call	BBB–	4,766,100
	Memorial Hospital Project, Series 2005, 5.375%, 8/15/35
22,060	Leander Independent School District, Williamson and Travis Counties, Texas, Unlimited Tax	1/11 at 34.37	AAA	7,512,312
	School Building and Refunding Bonds, Series 2000, 0.000%, 8/15/27
	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation
	Series 2008I:
30,000	0.000%, 1/01/42 – AGC Insured	1/25 at 100.00	AA+	25,373,100
5,220	0.000%, 1/01/43	1/25 at 100.00	A2	4,284,418
15,450	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation	No Opt. Call	AA+	4,090,233
	Series 2008, 0.000%, 1/01/36 – AGC Insured
4,650	Port Corpus Christi Industrial Development Corporation, Texas, Revenue Refunding Bonds, Valero	4/11 at 100.00	BBB	4,650,047
	Refining and Marketing Company, Series 1997A, 5.400%, 4/01/18
5,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center,	12/13 at 100.00	Baa2	5,012,200
	Series 2004, 6.000%, 12/01/34
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	7/13 at 101.00	CCC	701,700
	Company, Series 2003A, 5.800%, 7/01/22
3,000	San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%, 5/15/37 – NPFG Insured	5/15 at 100.00	Aa1	3,055,740
11,585	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds,	2/17 at 100.00	AA–	11,707,569
	Texas Health Resources Trust 1201, 9.031%, 2/15/30 (IF)
4,810	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	8/20 at 100.00	A1	4,893,405
	Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45
5,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding	1/19 at 100.00	AA+	5,573,950
	Bonds, Christus Health, Series 2008, 6.500%, 7/01/37 – AGC Insured
227,680	Total Texas			153,751,622

Nuveen Investments 25

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.4%
$ 3,260	Eagle Mountain, Utah, Gas and Electric Revenue Bonds, Series 2005, 5.000%, 6/01/24 –	6/15 at 100.00	N/R	$ 3,291,784
	RAAI Insured
390	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1998G-2, Class I, 5.200%,	1/11 at 100.75	AAA	392,172
	7/01/30 (Alternative Minimum Tax)
3,700	Utah State Board of Regents, Utah State University, Revenue Bonds, Series 2004, 5.000%,	4/14 at 100.00	AA (4)	4,187,993
	4/01/35 (Pre-refunded 4/01/14) – NPFG Insured
7,350	Total Utah			7,871,949
	Virgin Islands – 0.1%
2,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series	1/14 at 100.00	Baa3	2,535,974
	2003, 6.125%, 7/01/22 (Alternative Minimum Tax)
	Virginia – 0.7%
3,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage	10/17 at 100.00	N/R	2,978,880
	Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42
4,125	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2002A,	10/12 at 100.00	AA–	4,459,578
	5.750%, 10/01/16 – FGIC Insured (Alternative Minimum Tax)
10,000	Metropolitan Washington D.C. Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	BBB+	6,458,400
	Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44
17,125	Total Virginia			13,896,858
	Washington – 4.1%
6,400	Cowlitz County Public Utilities District 1, Washington, Electric Production Revenue Bonds,	9/14 at 100.00	A1	6,477,504
	Series 2004, 5.000%, 9/01/34 – FGIC Insured
12,500	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station –	7/12 at 100.00	Aaa	13,587,250
	Nuclear Project 2, Series 2002B, 6.000%, 7/01/18 – AMBAC Insured
4,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series	7/13 at 100.00	Aaa	4,459,880
	2003A, 5.500%, 7/01/17 – SYNCORA GTY Insured
8,200	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series	No Opt. Call	Aaa	7,762,120
	1989B, 0.000%, 7/01/14
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and	No Opt. Call	N/R	2,124,700
	Medical Center of Seattle, Series 2007, 5.700%, 12/01/32
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care	10/16 at 100.00	AA	5,039,750
	Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured
2,815	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/17 at 100.00	A	2,732,352
	Center, Series 2007B, 5.000%, 2/15/27 – NPFG Insured
7,685	Washington State Housing Finance Commission, Single Family Program Bonds, 2006 Series 3A,	12/15 at 100.00	Aaa	7,777,527
	5.000%, 12/01/37 (Alternative Minimum Tax)
19,240	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	6/13 at 100.00	BBB	19,541,490
	Series 2002, 6.625%, 6/01/32
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,000	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	AA+	3,998,790
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	AA+	6,766,757
93,535	Total Washington			80,268,120
	Wisconsin – 2.4%
	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed
	Bonds, Series 2002:
4,365	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	4,650,078
14,750	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	16,119,095
6,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of	9/13 at 100.00	BBB+ (4)	6,838,020
	Christian Charity Healthcare Ministry, Series 2003A, 5.875%, 9/01/33 (Pre-refunded 9/01/13)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/16 at 100.00	BBB+	1,048,690
	Series 2006A, 5.000%, 2/15/17
10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System,	6/20 at 100.00	AA–	10,456,900
	Series 2010, 5.000%, 6/01/30

26 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 3,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan	2/12 at 101.00	AAA	$ 4,039,913
	Services Inc., Series 2002, 5.750%, 8/15/30 (Pre-refunded 2/15/12)
2,590	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series	9/14 at 100.00	AA	2,595,671
	2005C, 4.875%, 3/01/36 (Alternative Minimum Tax)
42,455	Total Wisconsin			45,748,367
	Wyoming – 0.1%
2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power	7/19 at 100.00	A+	2,249,692
	Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39
$ 2,430,349	Total Investments (cost $1,891,176,876) – 100.7%			1,957,938,961
	Floating Rate Obligations – (2.0)%			(38,250,000)
	Other Assets Less Liabilities – 1.3%			24,405,486
	Net Assets – 100%			$ 1,944,094,447

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 27

	Nuveen Municipal Value Fund 2
NUW	Portfolio of Investments
		October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alaska – 0.1%
$ 155	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,	6/14 at 100.00	Baa3	$ 108,939
	Series 2006A, 5.000%, 6/01/46
	Arizona – 3.4%
4,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El	2/19 at 100.00	BBB	4,605,160
	Paso Electric Company, Refunding Series 2009A, 7.250%, 2/01/40
2,995	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc	No Opt. Call	A	2,829,466
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
6,995	Total Arizona			7,434,626
	California – 10.4%
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA+	1,697,190
	Capital Appreciation Series 2009B, 0.000%, 8/01/41 – AGC Insured
2,500	California State Public Works Board, Lease Revenue Bonds, Department of General Services	4/19 at 100.00	A2	2,704,525
	Buildings 8 & 9, Series 2009A, 6.250%, 4/01/34
500	California, General Obligation Bonds, Tender Option Bond Trust 3162, 19.445%, 3/01/18 –	No Opt. Call	AA+	622,020
	AGM Insured (IF)
1,800	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/15 at 100.00	A2	1,709,262
	Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45
2,400	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	BBB	1,986,456
	Bonds, Series 2007A-1, 5.000%, 6/01/33
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	528,044
	2009A, 6.500%, 11/01/39
	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
9,320	0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA+	2,379,862
10,200	0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA+	6,718,332
	Poway Unified School District, San Diego County, California, School Facilities Improvement
	District 2007-1 General Obligation Bonds, Series 2009A:
8,000	0.000%, 8/01/32	No Opt. Call	Aa2	2,179,600
8,000	0.000%, 8/01/33	No Opt. Call	Aa2	2,040,960
54,170	Total California			22,566,251
	Colorado – 5.1%
5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%,	11/15 at 100.00	A+	5,261,250
	11/15/25 – SYNCORA GTY Insured
3,605	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/27 –	9/20 at 67.94	A	1,245,924
	NPFG Insured
4,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds,	No Opt. Call	AA+	4,523,960
	Series 2009, 6.375%, 12/01/37 – AGC Insured
12,605	Total Colorado			11,031,134
	Florida – 8.5%
9,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A,	10/19 at 100.00	A2	9,890,165
	5.500%, 10/01/41
	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program,
	Series 2009-B1:
2,500	6.000%, 7/01/38	7/18 at 100.00	Aa2	2,813,325
2,000	5.625%, 7/01/38	7/18 at 100.00	Aa2	2,156,580
4,500	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007,	5/18 at 100.00	N/R	3,557,790
	6.450%, 5/01/23
18,500	Total Florida			18,417,860

28 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 0.8%
$ 500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A, Remarketed,	1/19 at 100.00	N/R	$ 524,470
	7.500%, 1/01/31
1,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air	6/20 at 100.00	CCC+	1,160,150
	Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
1,500	Total Georgia			1,684,620
	Illinois – 11.7%
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A,	8/19 at 100.00	AA+	5,585,550
	6.000%, 8/15/39
3,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A,	5/19 at 100.00	A	3,957,380
	7.125%, 11/15/37
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	11/18 at 100.00	A–	5,709,950
	Series 2009A, 7.250%, 11/01/38
3,990	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc.,	5/17 at 100.00	Baa3	3,798,680
	Refunding Series 2007A, 5.250%, 5/01/34
28,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	AAA	6,231,680
	Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured
45,490	Total Illinois			25,283,240
	Indiana – 5.3%
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Deaconess Hospital Obligated Group, Series	3/19 at 100.00	A	5,529,250
	2009A, 6.750%, 3/01/39
3,650	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest	3/17 at 100.00	BBB	3,678,835
	Indiana, Series 2007, 5.500%, 3/01/37
2,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2009B,	1/19 at 100.00	A+	2,203,100
	6.000%, 1/01/39
10,650	Total Indiana			11,411,185
	Iowa – 1.1%
3,025	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	6/15 at 100.00	BBB	2,504,035
	5.375%, 6/01/38
	Louisiana – 7.4%
5,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3,	6/18 at 100.00	AA+	5,640,150
	6.125%, 6/01/25 – AGC Insured
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2007A:
7,000	5.375%, 5/15/43	5/17 at 100.00	Baa1	6,899,200
275	5.500%, 5/15/47	5/17 at 100.00	Baa1	272,297
3,255	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A,	6/17 at 100.00	BBB+	3,241,720
	5.125%, 6/01/37
15,530	Total Louisiana			16,053,367
	Maine – 1.8%
3,335	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College,	7/19 at 100.00	Aa2	3,944,805
	Tender Option Bond Trust 2009-5B, 12.822%, 7/01/39 (IF)
	Massachusetts – 0.6%
1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond	8/19 at 100.00	AAA	1,236,820
	Trust 2989, 13.035%, 8/01/38 (IF)
	Michigan – 2.3%
5,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%,	7/15 at 100.00	A1	4,936,800
	7/01/35 – NPFG Insured

Nuveen Investments 29

Nuveen Municipal Value Fund 2 (continued)
NUW	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 4.3%
	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823:
$ 750	20.005%, 1/01/18 (IF)	No Opt. Call	Aa3	$ 979,980
1,250	20.005%, 1/01/36 (IF)	1/20 at 100.00	Aa3	1,633,300
250	Clark County, Nevada, Senior Lien Airport Revenue Bonds, Series 2005A, 5.000%, 7/01/40 –	No Opt. Call	Aa2	251,950
	AMBAC Insured
5,415	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A,	6/19 at 100.00	A	6,420,511
	8.000%, 6/15/30
7,665	Total Nevada			9,285,741
	New Jersey – 2.8%
	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine
	and Dentistry of New Jersey, Series 2009B:
2,135	7.125%, 12/01/23	6/19 at 100.00	Baa1	2,530,146
3,000	7.500%, 12/01/32	6/19 at 100.00	Baa1	3,489,840
5,135	Total New Jersey			6,019,986
	New York – 1.5%
3,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series	No Opt. Call	A1	3,270,270
	2007, 5.500%, 10/01/37
	North Carolina – 1.5%
3,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%,	1/13 at 100.00	A	3,226,770
	1/01/19 – NPFG Insured
	Ohio – 5.8%
5,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project	2/19 at 100.00	AA+	5,449,600
	Series 2009A, 5.750%, 2/15/39 – AGC Insured
5,885	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	6/17 at 100.00	BBB	4,944,989
	Bonds, Senior Lien, Series 2007A-2, 6.500%, 6/01/47
2,000	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University	1/15 at 100.00	A	2,146,920
	Hospitals Health System, Series 2009, 6.750%, 1/15/39
12,885	Total Ohio			12,541,509
	Puerto Rico – 5.1%
4,390	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	7/18 at 100.00	Baa1	4,692,471
	6.000%, 7/01/44
3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/19 at 100.00	A+	3,354,690
	2009A, 6.000%, 8/01/42
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Tender Option Bonds	No Opt. Call	Aa2	2,943,300
	Trust 11851, 18.236%, 2/01/16 (IF)
9,890	Total Puerto Rico			10,990,461
	Rhode Island – 3.1%
3,000	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds,	5/19 at 100.00	A–	3,384,060
	Lifespan Obligated Group Issue, Series 2009A, 7.000%, 5/15/39
3,240	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds,	6/12 at 100.00	BBB	3,259,958
	Series 2002A, 6.125%, 6/01/32
6,240	Total Rhode Island			6,644,018
	Texas – 6.1%
13,510	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation	8/17 at 27.35	AAA	2,626,344
	Bonds, Series 2008, 0.000%, 8/15/39
5,300	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008,	1/18 at 100.00	A3	5,595,528
	5.750%, 1/01/38
5,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center,	12/13 at 100.00	Baa2	5,012,200
	Series 2004, 6.000%, 12/01/34
23,810	Total Texas			13,234,072

30 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virgin Islands – 0.5%
$ 1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project,	10/19 at 100.00	BBB	$ 1,127,590
	Series 2009A, 6.750%, 10/01/37
	Virginia – 1.1%
2,000	Washington County Industrial Development Authority , Virginia, Hospital Revenue Bonds,	1/19 at 100.00	BBB+	2,312,760
	Mountain States Health Alliance, Series 2009C, 7.750%, 7/01/38
	Wisconsin – 8.0%
160	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed	6/12 at 100.00	AAA	170,450
	Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Healthcare Inc.,	4/13 at 100.00	BBB+	5,146,100
	Series 2003, 6.400%, 4/15/33
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc.	2/19 at 100.00	A+	1,653,000
	Obligated Group, Series 2009, 6.625%, 2/15/39
9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A,	5/19 at 100.00	AA–	10,255,588
	6.000%, 5/01/36
15,660	Total Wisconsin			17,225,138
$ 268,240	Total Investments (cost $180,101,427) – 98.3%			212,491,997
	Other Assets Less Liabilities – 1.7%			3,653,864
	Net Assets – 100%			$ 216,145,861

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not rated.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments 31

	Nuveen Municipal Income Fund, Inc.
NMI	Portfolio of Investments
		October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 2.4%
$ 1,000	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International	6/15 at 100.00	BBB	$ 991,880
	Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)
500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds,	1/14 at 100.00	AA+	489,320
	Series 2004A, 5.250%, 1/01/23 – AGM Insured
690	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds,	5/12 at 100.00	BBB	680,526
	MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)
2,190	Total Alabama			2,161,726
	Arizona – 0.6%
500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc	No Opt. Call	A	505,815
	Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28
	California – 18.5%
5,530	Adelanto School District, San Bernardino County, California, General Obligation Bonds, Series	No Opt. Call	A+	2,908,061
	1997A, 0.000%, 9/01/22 – NPFG Insured
500	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue	8/12 at 100.00	N/R	440,200
	Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured
	Brea Olinda Unified School District, California, General Obligation Bonds, Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	Aa2	1,258,840
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	Aa2	1,231,174
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2	1,163,859
500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los	12/18 at 100.00	Baa3	469,110
	Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21
250	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E,	2/17 at 100.00	A	216,820
	4.800%, 8/01/37 (Alternative Minimum Tax)
3,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health,	6/14 at 100.00	A2	3,012,090
	Coalinga State Hospital, Series 2004A, 5.000%, 6/01/25
375	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes	10/19 at 100.00	BBB–	382,238
	of the West, Series 2010, 6.000%, 10/01/29
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity	7/15 at 100.00	BBB	882,430
	Health System, Series 2005A, 5.000%, 7/01/39
2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/13 at 100.00	AAA	2,310,380
	Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	BBB	799,850
	Bonds, Series 2007A-1, 5.750%, 6/01/47
500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds,	10/13 at 102.00	N/R	507,075
	Series 2003H, 6.375%, 10/01/33
250	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	A–	251,723
	California, Series 2010, 5.375%, 3/15/36
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series	No Opt. Call	A	369,285
	2009A, 7.000%, 11/01/34
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation	6/20 at 100.00	A–	255,090
	Bonds, Refunding Series 2010, 6.125%, 6/30/37
21,645	Total California			16,458,225

32 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 6.2%
$ 700	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas	7/12 at 100.00	BBB	$ 706,251
	County School District RE-1 – DCS Montessori School, Series 2002A, 6.000%, 7/15/22
360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/11 at 100.00	AAA	379,548
	Peak-to-Peak Charter School, Series 2001, 7.500%, 8/15/21 (Pre-refunded 8/15/11)
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld	6/11 at 100.00	N/R (4)	1,040,850
	County School District 6 – Frontier Academy, Series 2001, 7.375%, 6/01/31
	(Pre-refunded 6/01/11)
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan	6/16 at 100.00	A–	990,180
	Society, Series 2005, 5.000%, 6/01/35
1,640	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2000A,	11/10 at 100.00	A+	1,646,084
	6.000%, 11/15/16 – AMBAC Insured (Alternative Minimum Tax)
520	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs	No Opt. Call	A	576,602
	Utilities, Series 2008, 6.125%, 11/15/23
250	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series	12/17 at 100.00	N/R	220,195
	2007, 5.250%, 12/01/34 – RAAI Insured
5,470	Total Colorado			5,559,710
	Connecticut – 2.0%
1,480	Capitol Region Education Council, Connecticut, Revenue Bonds, Series 1995, 6.750%, 10/15/15	4/11 at 100.00	BBB	1,484,514
330	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator	1/11 at 100.00	BBB	331,073
	Lisbon Project, Series 1993A, 5.500%, 1/01/14 (Alternative Minimum Tax)
1,810	Total Connecticut			1,815,587
	Florida – 3.6%
120	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy	12/10 at 100.00	N/R	118,300
	Residential Services Inc., Series 1995, 8.000%, 6/01/22
1,250	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds,	12/10 at 100.00	BB+	1,275,000
	Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)
600	Martin County Industrial Development Authority, Florida, Industrial Development Revenue	12/10 at 100.00	BB+	612,000
	Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative
	Minimum Tax)
640	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B,	10/20 at 100.00	AA+	657,363
	5.000%, 10/01/35 – AGM Insured
655	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006,	5/14 at 101.00	N/R	529,450
	5.400%, 5/01/37
3,265	Total Florida			3,192,113
	Georgia – 0.9%
500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 –	11/19 at 100.00	AA+	528,270
	AGM Insured
300	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007B, 5.000%, 3/15/22	No Opt. Call	A	308,058
800	Total Georgia			836,328
	Illinois – 9.8%
920	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series	1/11 at 100.00	N/R	921,159
	1998, 7.000%, 1/01/14
1,500	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds –	1/11 at 100.00	BBB–	1,500,330
	CIPS Debt, Series 1993C-2, 5.950%, 8/15/26
500	Illinois Development Finance Authority, Revenue Bonds, Chicago Charter School Foundation,	12/12 at 100.00	N/R (4)	554,500
	Series 2002A, 6.125%, 12/01/22 (Pre-refunded 12/01/12)
1,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond	No Opt. Call	AA+	1,180,400
	Trust 2008-1098, 18.116%, 8/15/15 – AGC Insured (IF) (5)
250	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	5/20 at 100.00	N/R	252,153
	5.125%, 5/15/35

Nuveen Investments 33

Nuveen Municipal Income Fund, Inc. (continued)
NMI	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group,	No Opt. Call	A–	$ 274,123
	Series 2009C, 6.375%, 11/01/29
500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series	8/19 at 100.00	BBB	559,830
	2009, 7.000%, 8/15/44
250	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc.,	3/20 at 100.00	AA+	263,665
	Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured
600	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002,	5/12 at 100.00	Aaa	644,508
	5.500%, 5/15/32 (Pre-refunded 5/15/12)
1,000	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare,	1/13 at 100.00	Baa1	1,006,010
	Series 2002, 5.500%, 1/01/22
250	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel	1/16 at 100.00	B–	173,103
	Revenue Bonds, Series 2005B, 5.250%, 1/01/36
1,305	North Chicago, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 11/01/25 –	11/15 at 100.00	A	1,372,129
	FGIC Insured
8,325	Total Illinois			8,701,910
	Indiana – 4.3%
525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	BBB–	564,207
	Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39
2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Riverview Hospital,	8/12 at 101.00	Baa1	2,022,700
	Series 2002, 6.125%, 8/01/31
250	Indianapolis, Indiana, Multifamily Housing Revenue Bonds, GMF-Berkley Commons Apartments,	7/20 at 100.00	A+	260,878
	Series 2010A, 6.000%, 7/01/40
1,030	Whitley County, Indiana, Solid Waste and Sewerage Disposal Revenue Bonds, Steel Dynamics Inc.,	11/10 at 102.00	N/R	1,016,033
	Series 1998, 7.250%, 11/01/18 (Alternative Minimum Tax)
3,805	Total Indiana			3,863,818
	Kansas – 0.6%
500	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park	1/17 at 100.00	BBB–	495,020
	Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
	Kentucky – 2.9%
500	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro	No Opt. Call	Baa2	533,770
	Medical Health System, Series 2010A, 6.500%, 3/01/45
465	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2010C, 4.625%, 7/01/33	1/20 at 100.00	AAA	471,747
1,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue	2/18 at 100.00	A–	1,600,560
	Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37
2,465	Total Kentucky			2,606,077
	Louisiana – 2.0%
500	Louisiana Local Government Environmental Facilities and Community Development Authority,	1/19 at 100.00	AA+	533,675
	Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%,
	1/01/28 – AGM Insured
	Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds, Comm-Care
	Corporation Project, Series 1994:
105	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	122,746
950	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	1,110,560
1,555	Total Louisiana			1,766,981
	Maryland – 2.5%
1,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation	6/20 at 100.00	Baa3	1,044,900
	Facilities Project, Series 2010A, 5.750%, 6/01/35
1,000	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995,	1/11 at 100.00	N/R	1,000,580
	7.400%, 9/01/19 (Alternative Minimum Tax)
210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park	7/20 at 100.00	BBB–	217,438
	Public Charter School Issue, Series 2010, 6.000%, 7/01/40
2,210	Total Maryland			2,262,918

34 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 0.6%
$ 250	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill	12/10 at 101.00	BBB	$ 254,058
	Associates, Series 1999A, 6.700%, 12/01/14 (Alternative Minimum Tax)
270	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden	12/10 at 100.00	BBB	270,510
	Haverhill Project, Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)
520	Total Massachusetts			524,568
	Michigan – 3.0%
1,000	Delta County Economic Development Corporation, Michigan, Environmental Improvement Revenue	4/12 at 100.00	AAA	1,087,570
	Refunding Bonds, MeadWestvaco Corporation – Escanaba Paper Company, Series 2002B, 6.450%,
	4/15/23 (Pre-refunded 4/15/12) (Alternative Minimum Tax)
1,590	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sinai Hospital,	1/11 at 100.00	BB	1,590,477
	Series 1995, 6.625%, 1/01/16
2,590	Total Michigan			2,678,047
	Mississippi – 0.6%
500	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System	4/11 at 100.00	BBB	502,500
	Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22
	Missouri – 5.1%
265	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri,	10/19 at 100.00	A–	276,954
	Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
4,450	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue	12/16 at 100.00	AA+	4,243,698
	Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured
	(Alternative Minimum Tax) (UB)
4,715	Total Missouri			4,520,652
	Montana – 1.3%
1,200	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series	7/11 at 100.50	B	1,125,096
	2000, 8.000%, 7/01/20 (Alternative Minimum Tax)
	Nebraska – 1.2%
1,000	Washington County, Nebraska, Wastewater Facilities Revenue Bonds, Cargill Inc., Series 2002,	11/12 at 101.00	A	1,033,570
	5.900%, 11/01/27 (Alternative Minimum Tax)
	New York – 5.8%
630	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	No Opt. Call	BBB–	684,111
	Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Brooklyn Law School, Series	7/13 at 100.00	BBB+	1,074,890
	2003A, 5.500%, 7/01/15 – RAAI Insured
3,380	Yates County Industrial Development Agency, New York, FHA-Insured Civic Facility Mortgage	2/11 at 101.00	N/R	3,447,600
	Revenue Bonds, Soldiers and Sailors Memorial Hospital, Series 2000A, 6.000%, 2/01/41
5,010	Total New York			5,206,601
	Ohio – 2.1%
520	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	6/17 at 100.00	BBB	397,935
	Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47
1,000	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center	8/16 at 100.00	A–	963,700
	Project, Series 2006, 5.250%, 8/15/46
500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard,	4/20 at 100.00	BBB–	513,315
	Refunding & improvement Series 2010, 6.375%, 4/01/30
2,020	Total Ohio			1,874,950
	Pennsylvania – 1.8%
1,080	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn	11/10 at 102.00	AAA	1,105,888
	Allegheny Health System, Series 2000B, 9.250%, 11/15/30 (Pre-refunded 11/15/10)
460	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social	1/19 at 100.00	N/R	486,114
	Ministries Project, Series 2009, 6.125%, 1/01/29
1,540	Total Pennsylvania			1,592,002

Nuveen Investments 35

Nuveen Municipal Income Fund, Inc. (continued)
NMI	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 1.1%
$ 1,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds,	6/12 at 100.00	BBB	$ 1,001,119
	Series 2002A, 6.250%, 6/01/42
	South Carolina – 4.3%
1,500	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series	12/12 at 101.00	AA	1,661,160
	2002, 5.500%, 12/01/13
475	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%,	No Opt. Call	AAA	623,566
	1/01/19 – FGIC Insured (ETM)
1,105	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon	11/12 at 100.00	A–	1,120,592
	Secours Health System Inc., Series 2002B, 5.625%, 11/15/30
395	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement	5/11 at 101.00	BBB (4)	406,877
	Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/11)
3,475	Total South Carolina			3,812,195
	Tennessee – 2.5%
1,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue	4/12 at 101.00	A1	1,074,810
	Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22
	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue
	Bonds, Methodist Healthcare, Series 2002:
375	6.500%, 9/01/26 (Pre-refunded 9/01/12)	9/12 at 100.00	AAA	416,260
625	6.500%, 9/01/26 (Pre-refunded 9/01/12)	9/12 at 100.00	AAA	693,769
63	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding	11/17 at 100.00	N/R	26,021
	Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (6), (7)
2,063	Total Tennessee			2,210,860
	Texas – 10.6%
25	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	No Opt. Call	CCC	23,761
	Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)
1,500	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family	8/16 at 100.00	BBB–	1,377,045
	Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured
2,000	Gulf Coast Waste Disposal Authority, Texas, Sewerage and Solid Waste Disposal Revenue Bonds,	4/12 at 100.00	BBB+	2,023,340
	Anheuser Busch Company, Series 2002, 5.900%, 4/01/36 (Alternative Minimum Tax)
1,000	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston	10/13 at 101.00	A	1,040,750
	Light and Power Company, Series 1995, 4.000%, 10/15/15 – NPFG Insured
	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond,
	Trust 2903:
150	17.178%, 1/01/30 (IF)	1/18 at 100.00	A3	205,086
850	17.080%, 1/01/38 (IF)	1/18 at 100.00	A3	1,140,156
270	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series	No Opt. Call	A	289,308
	2007, 5.500%, 8/01/27
405	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE	12/19 at 100.00	Baa2	440,992
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009,
	6.875%, 12/31/39
770	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ	6/20 at 100.00	Baa3	839,955
	Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40
500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public	8/17 at 100.00	BBB	461,840
	School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured
	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp
	Medical Center, Series 2002:
1,000	6.250%, 6/01/25 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R (4)	1,085,330
50	6.250%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R (4)	54,267
1,000	West Texas Independent School District, McLennan and Hill Counties, General Obligation	8/13 at 51.84	AAA	465,270
	Refunding Bonds, Series 1998, 0.000%, 8/15/25
9,520	Total Texas			9,447,100
	Virgin Islands – 0.5%
420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project,	10/19 at 100.00	BBB	473,587
	Series 2009A, 6.750%, 10/01/37

36 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 2.9%
$ 1,000	Chesterfield County Industrial Development Authority, Virginia, Pollution Control Revenue	11/10 at 102.00	Baa1	$ 1,022,540
	Bonds, Virginia Electric and Power Company, Series 1987A, 5.875%, 6/01/17
1,500	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg	10/12 at 100.00	Baa1	1,521,374
	Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)
2,500	Total Virginia			2,543,914
	Washington – 0.5%
500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and	No Opt. Call	N/R	424,940
	Medical Center of Seattle, Series 2007, 5.700%, 12/01/32
	Wisconsin – 1.4%
250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System,	4/20 at 100.00	N/R	244,820
	Inc., Series 2010B, 5.000%, 4/01/30
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Carroll College Inc.,	10/11 at 100.00	BBB	1,016,770
	Series 2001, 6.250%, 10/01/21
1,250	Total Wisconsin			1,261,590
$ 94,363	Total Investments (cost $85,976,152) – 101.6%			90,459,519
	Floating Rate Obligations – (3.7)%			(3,335,000)
	Other Assets Less Liabilities – 2.1%			1,883,941
	Net Assets – 100%			$ 89,008,460

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 37

	Nuveen Enhanced Municipal Value Fund
NEV	Portfolio of Investments
		October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.8%
$ 355	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International	6/15 at 100.00	BBB	$ 352,117
	Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)
2,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds,	1/14 at 100.00	AA+	1,957,280
	Series 2004A, 5.250%, 1/01/23 – AGM Insured
2,355	Total Alabama			2,309,397
	Arizona – 4.7%
2,000	Arizona State, Certificates of Participation, Series 2010A, 5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA+	2,121,220
2,500	Festival Ranch Community Facilities District, Town of Buckeye, Arizona, District General	7/19 at 100.00	BBB+	2,542,875
	Obligation Bonds, Series 2009, 6.500%, 7/15/31
2,600	Nogales Municipal Development Authority, Inc., Arizona, Municipal Facilities Revenue Bonds,	6/19 at 100.00	AA	2,632,838
	Series 2009, 4.750%, 6/01/39
2,000	Pima County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson	No Opt. Call	BBB–	2,122,300
	Electric Power Company, San Juan Project, Series 2009A, 4.950%, 10/01/20
320	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series	12/17 at 102.00	N/R	308,838
	2008, 7.000%, 12/01/27
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc
	Prepay Contract Obligations, Series 2007:
50	5.000%, 12/01/32	No Opt. Call	A	48,502
2,120	5.000%, 12/01/37	No Opt. Call	A	2,002,828
1,927	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series	7/16 at 100.00	N/R	1,623,208
	2005, 6.000%, 7/01/30
13,517	Total Arizona			13,402,609
	Arkansas – 0.4%
1,100	Little River County, Arkansas, Revenue Refunding Bonds, Georgia-Pacific Corporation, Series	4/11 at 100.00	Ba3	1,068,155
	1998, 5.600%, 10/01/26 (Alternative Minimum Tax)
	California – 15.3%
1,000	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue	8/12 at 100.00	N/R	880,400
	Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured
1,000	California Infrastructure Economic Development Bank, Revenue Bonds, J. David Gladstone	10/11 at 101.00	A–	993,220
	Institutes, Series 2001, 5.250%, 10/01/34
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series	11/19 at 100.00	Baa1	1,054,510
	2009, 8.000%, 11/01/29
500	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes	10/19 at 100.00	BBB–	506,060
	of the West, Series 2010, 5.750%, 10/01/25
4,600	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series	8/18 at 100.00	AA+	4,750,742
	2004C, 5.050%, 8/15/38 – AGM Insured
5,875	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series	8/18 at 100.00	AA+	6,067,523
	2004D, 5.050%, 8/15/38 – AGM Insured
275	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates	7/16 at 100.00	AA	286,902
	of Participation, Series 2006A, 5.000%, 7/01/32 – NPFG Insured
490	Etiwanda School District, California, Coyote Canyon Community Facilties District 2004-1	9/19 at 100.00	N/R	508,267
	Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32
845	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series	9/17 at 100.00	N/R	852,250
	2007A, 5.000%, 9/01/23 – AMBAC Insured
880	Folsom Public Financing Authority, California, Subordinate Special Tax Revenue Bonds, Series	9/20 at 100.00	A–	899,272
	2010A, 5.250%, 9/01/24
3,030	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/15 at 100.00	AA+	3,031,091
	Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – AGC Insured

38 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Series 2007A-1:
$ 4,055	5.750%, 6/01/47	6/17 at 100.00	BBB	$ 3,243,392
1,000	5.125%, 6/01/47	6/17 at 100.00	BBB	720,710
200	Jurupa Public Financing Authority, California,Superior Lien Revenue Bonds, Series 2010A,	9/20 at 100.00	AA+	202,860
	5.000%, 9/01/33
525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/20 at 100.00	AA	553,933
	Airport, Senior Lien Series 2010A, 5.000%, 5/15/31
100	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los	12/12 at 102.00	B–	101,813
	Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B,
	7.500%, 12/01/24 (Alternative Minimum Tax)
1,500	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation,	No Opt. Call	BB	1,494,495
	Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25
265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	Baa3	292,634
	6.750%, 11/01/39
5,445	Peralta Community College District, Alameda County, California, General Obligation Bonds,	8/19 at 100.00	AA–	5,702,057
	Election of 2006, Series 2009C, 5.000%, 8/01/39
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation	6/20 at 100.00	A–	255,090
	Bonds, Refunding Series 2010, 6.125%, 6/30/37
2,170	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 2 and 3,	8/15 at 102.00	AA+	2,539,768
	Tender Option Bond Trust 3116, 21.368%, 8/01/38 – AGM Insured (IF)
1,000	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	AA–	1,033,530
	California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38
2,400	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	No Opt. Call	AA–	2,893,080
	California, Revenue Bonds, Tender Option Bond Trust 3584, 21.709%, 6/01/17 (IF) (4)
3,110	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds,	8/17 at 100.00	AA+	3,248,302
	Series 2007, 5.000%, 8/01/31 – AGM Insured
500	Tustin Community Redevelopment Agency, California, MCAS Project Area Tax Allocation Bonds,	9/18 at 102.00	A	485,770
	Series 2010, 5.000%, 9/01/35 (WI/DD, Settling 11/10/10)
1,020	Western Placer Unified School District, Placer County, California, Certificates of	8/19 at 100.00	AA+	1,042,542
	Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured
43,035	Total California			43,640,213
	Colorado – 4.9%
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown	7/19 at 100.00	N/R	965,930
	Pointe Academy of Westminster Project, Chartered Through Adams County School District 50,
	Series 2009, 5.000%, 7/15/39
2,120	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of	12/15 at 100.00	N/R	1,905,838
	Evergreen, Series 2005A, 6.500%, 12/01/35
750	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth	No Opt. Call	AA	959,250
	Health Services Corporation, Tender Option Bond Trust 3702, 18.420%, 1/01/18 (IF) (4)
1,000	Colorado Housing and Finance Authority, Multifamily Housing Revenue Senior Bonds, Castle	12/10 at 100.00	N/R	899,200
	Highlands Apartments Project, Series 2000A-1, 5.900%, 12/01/20 – AMBAC Insured (Alternative
	Minimum Tax)
250	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series	No Opt. Call	N/R	189,235
	2007, 6.200%, 4/01/16 (Alternative Minimum Tax) (5)
2,000	Conservatory Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax	12/17 at 100.00	N/R	1,591,880
	Bonds, Series 2007, 5.125%, 12/01/37 – RAAI Insured
	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003:
1,000	7.600%, 12/01/16	6/14 at 101.00	N/R	1,039,350
500	7.700%, 12/01/17	6/14 at 101.00	N/R	520,590
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs
	Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	A	538,926
3,880	6.500%, 11/15/38	No Opt. Call	A	4,562,143

Nuveen Investments 39

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax	12/20 at 100.00	N/R	$ 833,492
	Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39
13,790	Total Colorado			14,005,834
	Connecticut – 0.7%
915	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A,	1/20 at 100.00	N/R	998,256
	7.750%, 1/01/43
1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	1,069,630
	Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22
1,915	Total Connecticut			2,067,886
	District of Columbia – 0.1%
400	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	5/11 at 101.00	BBB	400,440
	Series 2001, 6.750%, 5/15/40
	Florida – 8.8%
1,970	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue	5/16 at 100.00	N/R	1,510,143
	Bonds, Series 2006A, 5.125%, 5/01/38
1,000	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003,	5/13 at 101.00	N/R	1,004,790
	6.625%, 5/01/34
4,235	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2009-2,	7/19 at 100.00	AA+	4,353,495
	4.650%, 7/01/29
3,160	JEA, Florida, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 11801,	1/11 at 100.00	Aa2	3,161,106
	20.352%, 4/01/35 – NPFG Insured (IF)
2,400	Miami-Dade County School Board, Florida, Certificates of Participation, Tender Option Bond	11/16 at 100.00	AA+	2,908,080
	Trust 3118, 21.349%, 11/01/31 – AGM Insured (IF)
1,625	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A2	1,692,145
	2010A-1, 5.375%, 10/01/35
1,460	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B,	10/20 at 100.00	AA+	1,499,610
	5.000%, 10/01/35 – AGM Insured
3,660	Miami-Dade County, Florida, Capital Asset Acquisition Special Obligation Bonds, Series 2009A,	4/19 at 100.00	AA+	3,803,143
	5.125%, 4/01/34 – AGC Insured
10	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series	1/19 at 100.00	AA+	10,369
	2009A, 5.000%, 1/01/39
470	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007,	5/17 at 100.00	N/R	444,456
	5.875%, 5/01/22
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System	8/17 at 100.00	AA	1,064,160
	Obligation Group, Tender Option Bond Trust 3119, 17.266%, 8/15/37 (IF)
2,500	Tallahassee, Florida, Energy System Revenue Bonds, Tender Option Bond Trust 09-30W, 21.144%,	10/15 at 100.00	AA	2,800,500
	10/01/35 – NPFG Insured (IF)
1,200	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007,	5/18 at 100.00	N/R	887,028
	6.650%, 5/01/40
24,690	Total Florida			25,139,025
	Georgia – 2.6%
750	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed,	1/19 at 100.00	N/R	786,705
	7.500%, 1/01/31
1,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed,	1/19 at 100.00	N/R	1,046,470
	6.750%, 1/01/20
1,000	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	1/15 at 100.00	Baa2	957,680
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air	6/20 at 100.00	CCC+	1,450,188
	Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
2,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air	6/15 at 100.00	CCC+	2,730,900
	Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)

40 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 250	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James	1/11 at 100.00	BBB–	$ 247,450
	Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax)
150	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	157,302
90	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007B, 5.000%, 3/15/22	No Opt. Call	A	92,417
6,990	Total Georgia			7,469,112
	Illinois – 7.5%
2,500	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates,	1/11 at 100.00	N/R	2,525,000
	7.500%, 6/15/23
2,000	Chicago, Illinois, Chicago O’Hare International Airport Special Facility Revenue Refunding	12/12 at 100.00	Caa2	1,684,560
	Bonds, American Air Lines, Inc. Project, Series 2007, 5.500%, 12/01/30
1,460	Hoffman Estates, Illinois, General Obligation Bonds, Tender Option Bond Trust 09-28W, 25.182%,	12/18 at 100.00	AA+	1,859,398
	12/01/38 (IF)
1,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010,	5/20 at 100.00	N/R	995,340
	6.125%, 5/15/27
4,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series	4/16 at 100.00	Baa2	3,619,840
	2006A, 5.000%, 4/01/36
500	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care	No Opt. Call	A+	493,005
	Centers, Series 2010, 5.250%, 8/15/36
1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	5/20 at 100.00	N/R	1,008,610
	5.125%, 5/15/35
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc.,	3/20 at 100.00	AA+	527,330
	Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured
1,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation,	5/19 at 100.00	BBB+	1,041,640
	Series 2009, 6.125%, 5/15/25
500	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare,	1/13 at 100.00	Baa1	503,005
	Series 2002, 5.500%, 1/01/22
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel
	Revenue Bonds, Series 2005B:
2,685	5.250%, 1/01/30	1/16 at 100.00	B–	1,912,526
1,000	5.250%, 1/01/36	1/16 at 100.00	B–	692,410
1,500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	6/20 at 100.00	AAA	1,502,190
	Project, Capital Appreciation Refunding Series 2010B-1, 5.000%, 6/15/50
447	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge	No Opt. Call	N/R	434,819
	Lakes Project, Series 2005-1, 5.250%, 3/01/15
1,500	Southwestern Illinois Development Authority, Illinois, Saint Clair County Comprehensive Mental	6/17 at 103.00	N/R	1,431,195
	Health Center, Series 2007, 6.625%, 6/01/37
1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special	3/17 at 102.00	N/R	1,045,440
	Assessment Bonds, Series 2009, 7.875%, 3/01/32
22,592	Total Illinois			21,276,308
	Indiana – 3.4%
5,810	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services,	11/19 at 100.00	Aa3	6,068,428
	Inc. Obligated Group, Series 2009, 5.250%, 11/01/39
1,395	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	BBB–	1,485,396
	Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29
2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation	2/16 at 100.00	A+	2,003,500
	Group, Series 2006A, 5.250%, 2/15/40
9,205	Total Indiana			9,557,324
	Kansas – 0.5%
1,500	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park	1/17 at 100.00	BBB–	1,485,060
	Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured

Nuveen Investments 41

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 0.6%
$ 1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue	11/17 at 100.00	BB+	$ 1,063,920
	Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32
555	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds,	5/11 at 101.00	BBB	560,311
	Series 2001B, 5.875%, 5/15/39
1,555	Total Louisiana			1,624,231
	Maine – 0.8%
2,000	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Tender Option Bond Trust	No Opt. Call	AA+	2,346,400
	3597, 21.593%, 11/15/16 (IF) (4)
	Massachusetts – 4.0%
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series	1/20 at 100.00	AA	683,050
	2010A, 5.500%, 1/01/22
1,000	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series	1/20 at 100.00	AA	1,046,460
	2010B, 5.500%, 1/01/23
3,000	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center	1/18 at 100.00	N/R	2,820,720
	Issue, Series 2008A, 6.250%, 1/15/28
1,710	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College,	6/13 at 100.00	AA–	2,340,631
	Tender Option Bond Trust 3115, 15.454%, 6/01/37 (IF)
2,385	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital,	8/15 at 100.00	N/R	2,081,843
	Series 2005E, 5.000%, 8/15/35 – RAAI Insured
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk	7/19 at 100.00	BBB	2,439,104
	University Issue, Series 2009A, 5.750%, 7/01/39
11,020	Total Massachusetts			11,411,808
	Michigan – 6.9%
9,650	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2005,	No Opt. Call	AA+	10,387,257
	5.250%, 5/01/27 – AGM Insured (4)
2,865	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds,	5/17 at 100.00	AA+	2,968,713
	Series 2007, 5.000%, 5/01/32 – AGM Insured
4,600	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System,	11/19 at 100.00	A1	4,773,834
	Refunding Series 2009, 5.750%, 11/15/39
1,730	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical	1/11 at 100.00	BB–	1,655,420
	Center Obligated Group, Series 1997A, 5.250%, 8/15/27 – AMBAC Insured
18,845	Total Michigan			19,785,224
	Mississippi – 1.1%
500	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel	2/21 at 102.00	N/R	512,665
	of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30
500	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System	4/11 at 100.00	BBB	502,500
	Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22
2,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company	5/20 at 100.00	BBB	2,107,500
	Project, Series 2010A, 5.800%, 5/01/34
3,000	Total Mississippi			3,122,665
	Missouri – 0.6%
1,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior	2/14 at 100.00	N/R	1,001,680
	Services – Heisinger Project, Series 2004, 5.500%, 2/01/35
640	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village	9/17 at 100.00	N/R	646,694
	of West County, Series 2007A, 5.375%, 9/01/21
1,640	Total Missouri			1,648,374
	Nebraska – 1.8%
5,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2007A,	2/17 at 100.00	Aa1	5,249,999
	5.000%, 2/01/43

42 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 0.7%
$ 2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	$ 2,081,980
	International Airport, Series 2010A, 5.000%, 7/01/30
	New Jersey – 0.8%
355	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/11 at 100.50	B	349,792
	Airlines Inc., Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)
1,750	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A,	12/19 at 100.00	AA	1,803,410
	5.000%, 12/01/26
2,105	Total New Jersey			2,153,202
	New York – 2.6%
	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,180,311
1,225	6.250%, 7/15/40	No Opt. Call	BBB–	1,330,215
2,000	6.375%, 7/15/43	No Opt. Call	BBB–	2,179,860
2,500	New York City Industrial Development Agency, New York, American Airlines-JFK International	8/16 at 101.00	B–	2,658,800
	Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)
6,825	Total New York			7,349,186
	North Carolina – 2.1%
3,485	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University	6/19 at 100.00	AA	3,638,166
	Health System, Series 2009A, 5.000%, 6/01/42
2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University	6/19 at 100.00	AA	2,439,500
	Health System, Tender Option Bond Trust 11808, 21.518%, 6/01/35 (IF)
5,485	Total North Carolina			6,077,666
	Ohio – 6.4%
150	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series	6/20 at 100.00	AA–	152,277
	2010A, 5.000%, 6/01/38
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
3,000	5.750%, 6/01/34	6/17 at 100.00	BBB	2,392,440
3,500	6.500%, 6/01/47	6/17 at 100.00	BBB	2,940,945
3,000	5.875%, 6/01/47	6/17 at 100.00	BBB	2,295,780
1,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.750%,	11/20 at 100.00	BBB+	1,005,280
	11/01/40 (WI/DD, Settling 11/04/10)
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/21 at 100.00	BBB	778,156
	Services, Improvement Series 2010A, 5.625%, 7/01/26
2,000	Greene County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Series 2009,	4/19 at 100.00	A	2,064,840
	5.375%, 4/01/34
1,000	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard,	4/20 at 100.00	BBB–	1,026,630
	Refunding & improvement Series 2010, 6.375%, 4/01/30
1,200	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation	No Opt. Call	BBB–	1,304,700
	Project, Series 2009E, 5.625%, 10/01/19
1,970	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities	9/18 at 100.00	Aaa	2,331,200
	Program, Tender Option Bond Trust 09-35W, 21.264%, 3/01/40 (IF)
500	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System	1/14 at 100.00	Aa2	518,485
	Obligated Group, Series 2009B, 5.500%, 1/01/34
1,000	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System	No Opt. Call	Aa2	1,318,960
	Obligated Group, Tender Option Bond Trust 3591, 19.862%, 1/01/17 (IF)
19,080	Total Ohio			18,129,693
	Oklahoma – 0.4%
1,155	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1992,	1/11 at 100.00	B–	1,155,543
	7.350%, 12/01/11

Nuveen Investments 43

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon – 0.7%
$ 185	Oregon, Economic Development Revenue Bonds, Georgia Pacific Corp., Series 1995CLVII, 6.350%,	1/11 at 100.00	BBB–	$ 184,991
	8/01/25 (Alternative Minimum Tax)
370	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183,	1/11 at 100.00	Ba3	368,350
	5.700%, 12/01/25
1,500	Port Astoria, Oregon, Pollution Control Revenue Bonds, James River Project, Series 1993,	1/11 at 100.00	BBB–	1,501,140
	6.550%, 2/01/15
2,055	Total Oregon			2,054,481
	Pennsylvania – 6.3%
1,000	Allegheny Country Industrial Development Authority, Allegheny County, Pennsylvania,	No Opt. Call	BB	1,104,280
	Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding
	Series 2009, 6.750%, 11/01/24
1,335	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley	4/15 at 100.00	Ba2	1,149,582
	General Hospital, Series 2005A, 5.125%, 4/01/35
1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social	1/19 at 100.00	N/R	1,585,155
	Ministries Project, Series 2009, 6.125%, 1/01/29
2,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds,	12/19 at 100.00	N/R	2,034,720
	Series 2009, 7.750%, 12/15/27
	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage
	Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B:
1,125	17.530%, 8/01/38 (IF)	8/20 at 100.00	AA	1,402,673
255	19.040%, 8/01/38 (IF)	8/20 at 100.00	AA	313,132
25	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds,	2/13 at 102.00	N/R	25,260
	NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29
1,000	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG	12/10 at 101.00	B+	973,680
	Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)
1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds,	1/20 at 100.00	Baa3	1,083,330
	Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32
1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	BBB–	1,248,528
	Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30
525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2010-110A,	10/19 at 100.00	AA+	532,613
	4.750%, 10/01/25
4,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond	4/19 at 100.00	AA+	4,239,360
	Trust 4657, 15.732%, 10/01/29 (IF) (4)
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E,	12/27 at 100.00	A–	2,261,940
	0.000%, 12/01/30
17,965	Total Pennsylvania			17,954,253
	Puerto Rico – 0.4%
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C,	No Opt. Call	A3	1,084,430
	5.500%, 7/01/27 – AMBAC Insured
	Tennessee – 1.0%
1,000	Maury County Industrial Development Board, Tennessee, Multi-Modal Interchangeable Rate	3/11 at 100.00	C	995,920
	Pollution Control Revenue Refunding Bonds, Saturn Corporation, Series 1994, 6.500%, 9/01/24
500	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing	12/20 at 100.00	A–	499,975
	Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30
50	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/24	No Opt. Call	BB+	51,690
1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	1,014,080
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/24	No Opt. Call	A	160,157
2,705	Total Tennessee			2,721,822
	Texas – 3.8%
3,000	La Vernia Higher Education Financing Corporation, Texas, Charter School Revenue Bonds, Kipp	8/19 at 100.00	BBB	3,180,690
	Inc., Series 2009A, 6.250%, 8/15/39
500	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	No Opt. Call	CCC	475,225
	Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)

44 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 255	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. –	1/11 at 100.00	B3	$ 249,115
	Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)
1,250	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC	No Opt. Call	CCC	1,188,063
	Project, Series 2001B, 5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative Minimum Tax)
1,000	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement	11/11 at 100.00	N/R	1,004,550
	Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009-B2, 6.500%, 2/15/14
455	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior	No Opt. Call	A	512,021
	Lien Series 2008D, 6.250%, 12/15/26
810	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE	12/19 at 100.00	Baa2	881,985
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009,
	6.875%, 12/31/39
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ	6/20 at 100.00	Baa3	1,097,070
	Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34
1,500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public	8/17 at 100.00	BBB	1,385,520
	School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured
5,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, Second Tier Series	8/12 at 22.71	BBB+	922,050
	2002, 0.000%, 8/15/37 – AMBAC Insured
14,770	Total Texas			10,896,289
	Utah – 1.4%
2,400	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Tender Option Bonds Trust	8/19 at 100.00	AA+	2,910,720
	3602, 22.102%, 2/15/35 (IF)
1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	7/20 at 100.00	BBB–	1,024,000
	School, Series 2010A, 6.250%, 7/15/30
3,400	Total Utah			3,934,720
	Virgin Islands – 0.1%
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate	10/19 at 100.00	Baa3	264,303
	Lien Series 2009A, 6.000%, 10/01/39
	Virginia – 1.2%
105	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue	12/10 at 100.50	Ba3	105,123
	Refunding Bonds, Nekoosa Packaging Corporation, Series 1999, 6.300%, 12/01/25 (Alternative
	Minimum Tax)
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	6/17 at 100.00	BBB	1,411,660
	Series 2007B1, 5.000%, 6/01/47
1,640	Virginia State Housing Development Authority, Rental Housing Revenue Bonds, Tender Option	No Opt. Call	AA+	1,848,772
	Bonds Trust 11799, 20.624%, 4/01/17 (IF)
3,745	Total Virginia			3,365,555
	Washington – 1.5%
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	7/19 at 100.00	A	2,104,680
	Research Center, Series 2009A, 6.000%, 1/01/33
2,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University,	10/19 at 100.00	Baa1	2,048,500
	Series 2009, 5.625%, 10/01/40
4,000	Total Washington			4,153,180
	West Virginia – 0.2%
585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc.,	10/18 at 100.00	N/R	581,233
	Series 2008, 6.500%, 10/01/38
	Wisconsin – 3.5%
1,225	Milwaukee Redevelopment Authority, Wisconsin, Schlitz Park Mortgage Revenue Refunding Bonds,	1/11 at 100.00	N/R	1,212,297
	Series 1998A, 5.500%, 1/01/17 (Alternative Minimum Tax)
1,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender	No Opt. Call	Aa1	2,121,885
	Option Bond Trust Series 2010- 3158, 25.657%, 1/15/17 (IF)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series	6/15 at 100.00	Baa2	1,048,970
	2010A, 6.000%, 6/01/30

Nuveen Investments 45

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System,	4/20 at 100.00	N/R	$ 489,640
	Inc., Series 2010B, 5.000%, 4/01/30
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community
	Health, Inc. Obligated Group, Tender Option Bond Trust 3592:
1,000	21.843%, 4/01/17 (IF)	No Opt. Call	AA–	1,173,450
1,000	23.094%, 4/01/17 (IF)	No Opt. Call	AA–	1,274,650
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan	8/16 at 100.00	BBB+	2,048,980
	Healthcare System, Series 2006, 5.250%, 8/15/21
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan	8/16 at 100.00	BBB+	481,015
	Services Inc., Series 2006B, 5.125%, 8/15/30
8,895	Total Wisconsin			9,850,887
$ 280,169	Total Investments (cost $267,650,483) – 98.6%			280,818,487
	Other Assets Less Liabilities – 1.4%			3,863,482
	Net Assets – 100%			$ 284,681,969

Investments in Derivatives
Forward Swaps outstanding at October 31, 2010:
		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (6)	Date	(Depreciation)
Barclays Bank PLC	$5,000,000	Receive	3-Month USD-LIBOR	4.705%	Semi-Annually	2/11/11	2/11/40	$ (926,346)
JPMorgan Chase & Company	3,000,000	Receive	3-Month USD-LIBOR	4.758	Semi-Annually	1/14/11	1/14/40	(594,831)
Morgan Stanley	3,250,000	Receive	3-Month USD-LIBOR	4.698	Semi-Annually	1/28/11	1/28/40	(602,985)
								$(2,124,162)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

46 Nuveen Investments

Statement of
Assets & Liabilities			October 31, 2010
				Enhanced
		Municipal	Municipal	Municipal
	Municipal Value	Value 2	Income	Value
	(NUV)	(NUW)	(NMI)	(NEV)
Assets
Investments, at value (cost $1,891,176,876, $180,101,427, $85,976,152
and $267,650,483, respectively)	$1,957,938,961	$212,491,997	$90,459,519	$280,818,487
Cash	2,320,432	473,094	311,435	2,662,926
Receivables:
Interest	29,424,895	4,078,754	1,572,891	6,466,182
Investments sold	563,440	—	420,000	—
Other assets	437,362	2,521	2,254	3,418
Total assets	1,990,685,090	217,046,366	92,766,099	289,951,013
Liabilities
Floating rate obligations	38,250,000	—	3,335,000	—
Unrealized depreciation on forward swaps	—	—	—	2,124,162
Payables:
Dividends	6,445,572	740,668	335,672	1,341,183
Interest	—	—	—	38,219
Investments purchased	—	—	—	1,484,755
Accrued expenses:
Management fees	856,694	117,753	48,018	226,363
Other	1,038,377	42,084	38,949	54,362
Total liabilities	46,590,643	900,505	3,757,639	5,269,044
Net assets	$1,944,094,447	$216,145,861	$89,008,460	$284,681,969
Shares outstanding	197,881,125	12,829,838	8,213,659	19,256,862
Net asset value per share outstanding	$9.82	$16.85	$10.84	$14.78
Net assets consist of:
Shares, $.01 par value per share	$1,978,811	$128,298	$82,137	$192,569
Paid-in surplus	1,865,044,485	183,623,605	91,856,091	275,084,547
Undistributed (Over-distribution of) net investment income	10,460,022	(280,802)	922,772	1,307,825
Accumulated net realized gain (loss)	(150,956)	284,190	(8,335,907)	(2,946,814)
Net unrealized appreciation (depreciation)	66,762,085	32,390,570	4,483,367	11,043,842
Net assets	$1,944,094,447	$216,145,861	$89,008,460	$284,681,969
Authorized shares	350,000,000	Unlimited	200,000,000	Unlimited

See accompanying notes to financial statements.

Nuveen Investments 47

Statement of
Operations			Year Ended October 31, 2010
			Enhanced
		Municipal	Municipal	Municipal
	Municipal Value	Value 2	Income	Value
	(NUV)	(NUW)	(NMI)	(NEV)
Investment Income	$108,095,258	$13,029,325	$5,418,586	$21,069,374
Expenses
Management fees	10,156,707	1,313,968	554,064	2,640,745
Shareholders’ servicing agent fees and expenses	335,949	298	17,872	224
Interest expense	185,252	—	14,722	109,704
Custodian’s fees and expenses	311,503	38,326	22,867	57,066
Directors’/Trustees’ fees and expenses	46,594	5,079	2,119	9,225
Professional fees	257,031	23,816	13,557	43,929
Shareholders’ reports – printing and mailing expenses	230,031	34,064	24,103	28,854
Stock exchange listing fees	70,381	7,831	9,238	7,570
Other expenses	71,552	22,145	6,864	20,691
Total expenses before custodian fee credit	11,665,000	1,445,527	665,406	2,918,008
Custodian fee credit	(10,649)	(1,256)	(1,279)	(5,261)
Net expenses	11,654,351	1,444,271	664,127	2,912,747
Net investment income	96,440,907	11,585,054	4,754,459	18,156,627
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,976,235	284,334	55,664	(2,117,482)
Forward swaps	—	—	—	(858,333)
Change in net unrealized appreciation (depreciation) of:
Investments	55,534,861	7,974,062	3,560,727	23,896,826
Forward swaps	—	—	—	(2,124,162)
Net realized and unrealized gain (loss)	59,511,096	8,258,396	3,616,391	18,796,849
Net increase (decrease) in net assets from operations	$155,952,003	$19,843,450	$8,370,850	$36,953,476

See accompanying notes to financial statements.

48 Nuveen Investments

Statement of
Changes in Net Assets
	Municipal Value (NUV)		Municipal Value 2 (NUW)
				For the
				Period 2/25/09
				(commencement
	Year Ended	Year Ended	Year Ended	of operations)
	10/31/10	10/31/09	10/31/10	through 10/31/09
Operations
Net investment income	$96,440,907	$96,541,783	$11,585,054	$6,262,135
Net realized gain (loss) from:
Investments	3,976,235	29,365	284,334	123,012
Forward swaps	—	—	—	—
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	55,534,861	173,519,317	7,974,062	24,416,508
Forward swaps	—	—	—	—
Futures contracts	—	—	—	—
Net increase (decrease) in net assets from operations	155,952,003	270,090,465	19,843,450	30,801,655
Distributions to Shareholders
From net investment income	(92,765,935)	(92,292,691)	(11,478,612)	(6,649,379)
From accumulated net realized gains	(1,004,873)	—	(123,156)	—
Decrease in net assets from distributions to shareholders	(93,770,808)	(92,292,691)	(11,601,768)	(6,649,379)
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	—	—	—	180,117,000
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	9,881,917	9,815,879	2,195,521	1,339,107
Net increase (decrease) in net assets
from capital share transactions	9,881,917	9,815,879	2,195,521	181,456,107
Net increase (decrease) in net assets	72,063,112	187,613,653	10,437,203	205,608,383
Net assets at the beginning of period	1,872,031,335	1,684,417,682	205,708,658	100,275
Net assets at the end of period	$1,944,094,447	$1,872,031,335	$216,145,861	$205,708,658
Undistributed (Over-distribution of)
net investment income at the end of period	$10,460,022	$6,984,529	$(280,802)	$(387,244)

See accompanying notes to financial statements.

Nuveen Investments 49

Statement of
Changes in Net Assets (continued)
			Enhanced Municipal
	Municipal Income (NMI)		Value (NEV)
				For the
				Period 9/25/09
				(commencement
	Year Ended	Year Ended	Year Ended	of operations)
	10/31/10	10/31/09	10/31/10	through 10/31/09
Operations
Net investment income	$4,754,459	$4,646,271	$18,156,627	$718,295
Net realized gain (loss) from:
Investments	55,664	(587,919)	(2,117,482)	17,480
Forward swaps	—	—	(858,333)	—
Futures contracts	—	196,281	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	3,560,727	8,919,687	23,896,826	(10,728,822)
Forward swaps	—	—	(2,124,162)	—
Futures contracts	—	100,144	—	—
Net increase (decrease) in net assets from operations	8,370,850	13,274,464	36,953,476	(9,993,047)
Distributions to Shareholders
From net investment income	(4,643,516)	(4,316,357)	(17,538,148)	—
From accumulated net realized gains	—	—	(17,298)	—
Decrease in net assets from distributions to shareholders	(4,643,516)	(4,316,357)	(17,555,446)	—
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	—	—	20,013,000	254,451,000
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	398,065	371,854	712,711	—
Net increase (decrease) in net assets
from capital share transactions	398,065	371,854	20,725,711	254,451,000
Net increase (decrease) in net assets	4,125,399	9,329,961	40,123,741	244,457,953
Net assets at the beginning of period	84,883,061	75,553,100	244,558,228	100,275
Net assets at the end of period	$89,008,460	$84,883,061	$284,681,969	$244,558,228
Undistributed (Over-distribution of)
net investment income at the end of period	$922,772	$823,990	$1,307,825	$718,295

See accompanying notes to financial statements.

50 Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are Nuveen Municipal Value Fund, Inc. (NUV), Nuveen Municipal Value Fund 2 (NUW), Nuveen Municipal Income Fund, Inc. (NMI) and Nuveen Enhanced Municipal Value Fund (NEV) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Prior to the commencement of operations, Municipal Value 2 (NUW) and Enhanced Municipal Value (NEV) had no operations other than those related to organizational matters, the initial capital contribution for each Fund of $100,275 by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and the recording of each Fund’s organization expense ($15,000 for each Fund) and their reimbursement by Nuveen Investments, LLC, also a wholly-owned subsidiary of Nuveen.

Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information provided by the Adviser in establishing a fair valuation for the security. These securities are generally classified as Level 2 or Level 3, depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and ask prices. Futures contracts are generally classified as Level 1.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2, which is usually the case for municipal bonds.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Nuveen Investments 51

Notes to

Financial Statements (continued)

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2010, Enhanced Municipal Value (NEV) had outstanding when-issued/delayed delivery purchase commitments of $1,484,755. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of

52 Nuveen Investments

the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense on the Statement of Operations.

During the fiscal year ended October 31, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2010, each Fund’s maximum exposure to externally-deposited Recourse Trusts is as follows:
				Enhanced
	Municipal	Municipal	Municipal	Municipal
	Value (NUV)	Value 2 (NUW)	Income (NMI)	Value (NEV)
Maximum exposure to Recourse Trusts	$7,500,000	$23,665,000	$3,485,000	$129,860,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2010, were as follows:

	Municipal	Municipal
	Value (NUV)	Income (NMI)
Average floating rate obligations outstanding	$38,250,000	$3,335,000
Average annual interest rate and fees	0.48%	0.44%

Forward Swap Contracts
Each Fund is authorized to enter into forward interest rate swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund’s use of forward interest rate swap transactions is intended to help a Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align a Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

The following Fund invested in forward interest rate swap transactions during the fiscal year ended October 31, 2010. The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended October 31, 2010, was as follows:

Enhanced
Municipal
Value (NEV)
Average notional amount of forward interest rate swap contracts outstanding*	$10,450,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on forward interest rate swap contract activity.

Nuveen Investments 53

Notes to
Financial Statements (continued)

Futures Contracts
Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not enter into futures contracts during the fiscal year ended October 31, 2010.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Organization and Offering Costs
Nuveen Investments, LLC has agreed to reimburse all organization expenses ($15,000 for each Fund) and pay all offering costs (other than the sales load) that exceed $.03 per share of each Municipal Value 2’s (NUW) and Enhanced Municipal Value’s (NEV) shares. Municipal Value 2’s (NUW) and Enhanced Municipal Value’s (NEV) share offering costs ($378,000 and $576,000, respectively) were recorded as reductions of the proceeds from each Fund’s sale of shares.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be

54 Nuveen Investments

made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2010:

Municipal Value (NUV)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$1,957,938,961	$—	$1,957,938,961

Municipal Value 2 (NUW)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$212,491,997	$—	$212,491,997

Municipal Income (NMI)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$90,433,498	$26,021	$90,459,519

Enhanced Municipal Value (NEV)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$280,629,252	$189,235	$280,818,487
Derivatives:
Forward Swaps*	—	(2,124,162)	—	(2,124,162)
Total	$—	$278,505,090	$189,235	$278,694,325
* Represents net unrealized appreciation (depreciation).

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

Enhanced
	Municipal	Municipal
	Income (NMI)	Value (NEV)
	Level 3	Level 3
	Municipal	Municipal
	Bonds	Bonds
Balance at the beginning of year	$—	$—
Gains (losses):
Net realized gains (losses)	—	—
Net change in unrealized appreciation (depreciation)	—	—
Net purchases at cost (sales at proceeds)	—	—
Net discounts (premiums)	—	—
Net transfers in to (out of) at end of year fair value	26,021	189,235
Balance at the end of year	$26,021	$189,235

“Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at year end as follows:

Enhanced
	Municipal	Municipal
	Income	Value
	(NMI)	(NEV)
Level 3 net unrealized appreciation (depreciation)	$254,805	$(28,410)

Nuveen Investments 55

Notes to
Financial Statements (continued)

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of October 31, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure. Enhanced Municipal Value (NEV) invested in derivative instruments during the fiscal year ended October 31, 2010.

Enhanced Municipal Value (NEV)
Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation		Unrealized depreciation
		on forward swaps*	$ —	on forward swaps*	$2,124,162
* Represents cumulative unrealized appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Enhanced Municipal Value
Net Realized Gain (Loss) from Forward Swaps	(NEV)
Risk Exposure
Interest Rate	$(858,333)
Enhanced Municipal Value
Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	(NEV)
Risk Exposure
Interest Rate	$(2,124,162)

4. Fund Shares
The Funds did not repurchase and retire any of their outstanding shares during the fiscal years ended October 31, 2010, and October 31, 2009.

Transactions in shares were as follows:
	Municipal Value (NUV)		Municipal Value 2 (NUW)
				For the
				Period 2/25/09
				(commencement
	Year	Year	Year	of operations)
	Ended	Ended	Ended	through
	10/31/10	10/31/09	10/31/10	10/31/09
Shares sold	—	—	—	12,600,000
Shares issued to shareholders
due to reinvestment of distributions	1,023,405	1,101,278	133,359	89,479

			Enhanced Municipal
	Municipal Income (NMI)		Value (NEV)
				For the
				Period 9/25/09
				(commencement
	Year	Year	Year	of operations)
	Ended	Ended	Ended	through
	10/31/10	10/31/09	10/31/10	10/31/09
Shares sold	—	—	1,400,000	17,800,000
Shares issued to shareholders
due to reinvestment of distributions	37,308	38,222	49,862	—

56 Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2010, were as follows:

				Enhanced
	Municipal	Municipal	Municipal	Municipal
	Value (NUV)	Value 2 (NUW)	Income (NMI)	Value (NEV)
Purchases	$161,525,642	$8,470,205	$12,497,890	$126,342,808
Sales and maturities	157,843,672	8,734,044	12,312,991	73,690,633

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investments transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

				Enhanced
	Municipal	Municipal	Municipal	Municipal
	Value (NUV)	Value 2 (NUW)	Income (NMI)	Value (NEV)
Cost of investments	$1,851,796,094	$179,680,682	$82,505,412	$267,472,278
Gross unrealized:
Appreciation	$ 142,490,705	$ 32,811,315	$ 5,719,186	$ 15,151,603
Depreciation	(74,597,764)	—	(1,100,543)	(1,805,394)
Net unrealized appreciation (depreciation) of investments	$ 67,892,941	$ 32,811,315	$ 4,618,643	$ 13,346,209
Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at October 31, 2010, the Funds’ tax year end, as follows:
				Enhanced
	Municipal	Municipal	Municipal	Municipal
	Value	Value 2	Income	Value
	(NUV)	(NUW)	(NMI)	(NEV)
Paid-in-surplus	$ —	$ —	$ 2,467	$ 130
Undistributed (Over-distribution of) net investment income	(199,479)	—	(12,161)	(28,949)
Accumulated net realized gain (loss)	199,479	—	9,694	28,819

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2010, the Funds’ tax year end, were as follows:

				Enhanced
	Municipal	Municipal	Municipal	Municipal
	Value	Value 2	Income	Value
	(NUV)	(NUW)	(NMI)	(NEV)
Undistributed net tax-exempt income *	$12,606,689	$257,771	$1,139,619	$2,585,881
Undistributed net ordinary income **	131,734	39,004	38,025	7,258
Undistributed net long-term capital gains	4,157,153	248,104	—	—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2010, paid on November 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments 57

Notes to
Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended October 31, 2010, and October 31, 2009, was designated for purposes of the dividends paid deduction as follows:

				Enhanced
	Municipal	Municipal	Municipal	Municipal
	Value	Value 2	Income	Value
2010	(NUV)	(NUW)	(NMI)	(NEV)
Distributions from net tax-exempt income ***	$92,351,671	$11,468,610	$4,637,655	$16,074,626
Distributions from net ordinary income **	374,351	123,156	—	17,298
Distributions from net long-term capital gains ****	1,004,873	—	—	—
				Enhanced
	Municipal	Municipal	Municipal	Municipal
	Value	Value 2	Income	Value
2009	(NUV)	(NUW)*****	(NMI)	(NEV)******
Distributions from net tax-exempt income	$91,855,449	$5,697,143	$4,273,870	$ —
Distributions from net ordinary income **	394,292	—	—	—
Distributions from net long-term capital gains	—	—	—	—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2010, as Exempt Interest Dividends.
****
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2010.

*****	For the period February 25, 2009 (commencement of operations) through October 31, 2009.
******	For the period September 25, 2009 (commencement of operations) through October 31, 2009.

At October 31, 2010, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

		Enhanced
	Municipal	Municipal
	Income	Value
	(NMI)	(NEV)
Expiration:
October 31, 2011	$6,799,386	$ —
October 31, 2012	916,759	—
October 31, 2013	165,764	—
October 31, 2016	164,175	—
October 31, 2017	289,822	—
October 31, 2018	—	$2,946,811
Total	$8,335,906	$2,946,811

During the tax year ended October 31, 2010, the following Fund utilized its capital loss carryforwards as follows:

Municipal
Income
(NMI)
Utilized capital loss carryforwards	$65,358

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

58 Nuveen Investments

The annual fund-level fee for Municipal Value (NUV), payable monthly, is calculated according to the following schedule:
Municipal Value (NUV)
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	.1500%
For the next $500 million	.1250
For net assets over $1 billion	.1000

In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

Municipal Value (NUV)
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual fund level fee for Municipal Value 2 (NUW), Municipal Income (NMI) and Enhanced Municipal Value (NEV), payable monthly, is calculated according to the following schedules:

Municipal Value 2 (NUW)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

Municipal Income (NMI)
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For net assets over $5 billion	.3750

Enhanced Municipal Value (NEV)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3875

Nuveen Investments 59

Notes to
Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:
Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. As of October 31, 2010, the complex-level fee rate was .1809%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8. Borrowing Arrangements
As part of its investment strategy, Enhanced Municipal Value (NEV) uses borrowings to employ leverage. On May 18, 2010, the Fund entered into a $75 million committed 364-day unsecured line of credit (“Committed Unsecured Line”) with its custodian bank. Interest charged on the used portion of the Committed Unsecured Line is calculated at a rate per annum equal to the higher of the overnight Federal Funds rate or the overnight London Inter-bank Offered Rate (“LIBOR”) plus 1.25%. In addition, the Fund accrues a commitment fee of 0.15% per annum on the unused portion of the Committed Unsecured Line. The Fund also paid a .10% one time closing fee on the Committed Unsecured Line, which was fully expensed during the fiscal year ended October 31, 2010.

During the period May 18, 2010 through October 31, 2010, the Fund did not utilize its Committed Unsecured Line. Commitment and closing fees incurred on the Committed Unsecured Line are recognized as a component of “Interest expense” on the Statement of Operations.

9. New Accounting Standards

Fair Value Measurements
On January 21, 2010, the Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

10. Subsequent Events

Shelf Offering
On December 8, 2010, a registration statement filed by Municipal Value (NUV) with the Securities and Exchange Commission became effective authorizing the Fund to issue an additional 19,600,000 shares through a shelf offering. Under this shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offer methods at a net price at or above the Fund’s NAV per share.

60 Nuveen Investments

Financial

Highlights

Nuveen Investments 61

Financial
Highlights
Selected data for a share outstanding throughout each period:
		Investment Operations			Less Distributions
			Net						Ending
	Beginning	Net	Realized/		Net				Net	Ending
	Net Asset	Investment	Unrealized		Investment	Capital		Offering	Asset	Market
	Value	Income	Gain (Loss)	Total	Income	Gains	Total	Costs	Value	Value
Municipal Value (NUV)
Year Ended 10/31:
2010	$9.51	$.49	$.30	$.79	$(.47)	$(.01)	$(.48)	$—	$9.82	$10.02
2009	8.60	.49	.89	1.38	(.47)	—	(.47)	—	9.51	9.91
2008	10.12	.47	(1.49)	(1.02)	(.47)	(.03)	(.50)	—	8.60	8.65
2007	10.39	.46	(.23)	.23	(.47)	(.03)	(.50)	—	10.12	9.49
2006	10.15	.47	.26	.73	(.47)	(.02)	(.49)	—	10.39	10.16
Municipal Value 2 (NUW)
Year Ended 10/31:
2010	16.20	.91	.65	1.56	(.90)	(.01)	(.91)	—	16.85	17.57
2009(e)	14.33	.49	1.94	2.43	(.53)	—	(.53)	(.03)	16.20	15.84
Municipal Income (NMI)
Year Ended 10/31:
2010	10.38	.58	.45	1.03	(.57)	—	(.57)	—	10.84	11.24
2009	9.28	.57	1.06	1.63	(.53)	—	(.53)	—	10.38	10.66
2008	10.77	.53	(1.52)	(.99)	(.50)	—	(.50)	—	9.28	9.89
2007	11.04	.52	(.28)	.24	(.51)	—	(.51)	—	10.77	10.49
2006	10.86	.53	.16	.69	(.51)	—	(.51)	—	11.04	10.50
Enhanced Municipal Value (NEV)
Year Ended 10/31:
2010	13.73	.94	1.02	1.96	(.91)	— **	(.91)	(— )**	14.78	14.56
2009(f)	14.33	.04	(.61)	(.57)	—	—	—	(.03)	13.73	15.00

62 Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(b)
	Based
Based	on	Ending
on	Net	Net	Expenses		Expenses		Net		Portfolio
Market	Asset	Assets	Including		Excluding		Investment		Turnover
Value(a)	Value(a)	(000)	Interest(c)(d)		Interest		Income(d)		Rate
6.18%	8.44%	$1,944,094	.61%		.60%		5.05%		8%
20.68	16.51	1,872,031	.66		.64		5.49		5
(3.93)	(10.51)	1,684,418	.65		.61		4.86		16
(1.90)	2.22	1,974,535	.62		.59		4.53		10
11.51	7.40	2,025,964	.59		.59		4.60		6
17.22	9.91	216,146	.69		.69		5.55		4
9.27	16.92	205,709	.67	*	.67	*	4.84	*	2
11.14	10.12	89,008	.77		.75		5.47		14
13.72	18.06	84,883	.81		.78		5.85		10
(1.01)	(9.53)	75,553	.86		.76		5.08		8
4.78	2.23	87,424	.86		.75		4.76		6
4.42	6.50	89,605	.76		.76		4.83		6
3.52	14.73	284,682	1.07		1.03		6.64		28
—	(4.15)	244,558	1.02	*	1.02	*	3.25	*	1

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

(d)	Each ratio for Enhanced Municipal Value (NEV) includes the effect of the interest expense paid on borrowings, as described in Footnote 8 – Borrowing Arrangements as follows:

Ratios of Borrowings Interest
Expense to Average Net Assets
Enhanced Municipal Value (NEV)
Year Ended 10/31:
2010	.04%*
2009(f)	—

(e)	For the period February 25, 2009 (commencement of operations) through October 31, 2009.
(f)	For the period September 25, 2009 (commencement of operations) through October 31, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments 63

Board Members & Officers(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member
Independent Board Members:
■ ROBERT P. BREMNER(2)			Private Investor and Management Consultant; Treasurer and Director,
8/22/40	Chairman of		Humanities Council of Washington, D.C.
333 W. Wacker Drive	the Board	1996		206
Chicago, IL 60606	and Board Member

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic
10/22/48			corporation (since 1996); Director and Chairman, United Fire
333 W. Wacker Drive	Board Member	1999	Group, a publicly held company; President Pro Tem of the Board of	206
Chicago, IL 60606			Regents for the State of Iowa University System; Director, Gazette
Companies; Life Trustee of Coe College and the Iowa College Foundation;
formerly, Director, Alliant Energy; formerly, Director, Federal
Reserve Bank of Chicago; formerly, President and Chief Operating
Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean, Tippie College of Business, University of Iowa (since
3/6/48			2006); Director (since 2004) of Xerox Corporation; Director
333 W. Wacker Drive	Board Member	2004	(since 2005), Beta Gamma Sigma International Honor Society;	206
Chicago, IL 60606			formerly, Dean and Distinguished Professor of Finance, School of
Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director
(1997-2007), Credit Research Center at Georgetown University.

■ DAVID J. KUNDERT(2)			Director, Northwestern Mutual Wealth Management
10/28/42			Company; retired (since 2004) as Chairman, JPMorgan
333 W. Wacker Drive	Board Member	2005	Fleming Asset Management, President and CEO, Banc One	206
Chicago, IL 60606			Investment Advisors Corporation, and President, One Group
Mutual Funds; prior thereto, Executive Vice President, Banc One
Corporation and Chairman and CEO, Banc One Investment
Management Group; Member, Board of Regents, Luther College;
member of the Wisconsin Bar Association; member of Board of
Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater
Milwaukee Foundation.

■ WILLIAM J. SCHNEIDER(2)			Chairman of Miller-Valentine Partners Ltd., a real estate investment
9/24/44			company; formerly, Senior Partner and Chief Operating Officer
333 W. Wacker Drive	Board Member	1997	(retired, 2004) of Miller-Valentine Group; member, University of	206
Chicago, IL 60606			Dayton Business School Advisory Council;member, Mid-America
Health System board; formerly, member and chair, Dayton Philharmonic
Orchestra Association; formerly, member, Business Advisory Council,
Cleveland Federal Reserve Bank.

64 Nuveen Investments

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member
Independent Board Members:
■ JUDITH M. STOCKDALE			Executive Director, Gaylord and Dorothy Donnelley
12/29/47			Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive	Board Member	1997	Great Lakes Protection Fund (1990-1994).	206
Chicago, IL 60606

■ CAROLE E. STONE(2)			Director, Chicago Board Options Exchange (since 2006); Director,
6/28/47			C2 Options Exchange, Incorporated (since 2009); formerly,
333 W. Wacker Drive	Board Member	2007	Commissioner, New York State Commission on Public Authority	206
Chicago, IL 60606			Reform (2010); formerly, Chair, New York Racing Association
Oversight Board (2005-2007).
■ TERENCE J. TOTH(2)
9/29/59			Director, Legal & General Investment Management America, Inc.
333 W. Wacker Drive	Member	2008	(since 2008); Managing Partner, Promus Capital (since 2008);	206
Chicago, IL 60606			formerly, CEO and President, Northern Trust Global Investments
(2004-2007); Executive Vice President, Quantitative Management
& Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman
Theatre Board (since 2004), Chicago Fellowship Boards (since
2005), University of Illinois Leadership Council Board (since 2007)
and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007), Northern
Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board
(1997-2004).
Interested Board Member:
■ JOHN P. AMBOIAN(3)			Chief Executive Officer (since July 2007), Director (since 1999)
6/14/61			and Chairman (since 2007) of Nuveen Investments, Inc.; Chief
333 W. Wacker Drive	Board Member	2008	Executive Officer (since 2007) of Nuveen Asset Management,	206
Chicago, IL 60606			Nuveen Investments Advisors, Inc.

Officers of the Funds:
■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), Assistant Secretary and
9/9/56	Chief		Associate General Counsel of Nuveen Investments, LLC; Managing
333 W. Wacker Drive	Administrative	1988	Director (since 2004) and Assistant Secretary (since 1994) of Nuveen	206
Chicago, IL 60606	Officer		Investments, Inc.; Managing Director, Associate General Counsel and
Assistant Secretary, of Nuveen Asset Management (since 2002) and of
Symphony Asset Management LLC, (since 2003); Vice President and
Assistant Secretary of NWQ Investment Management Company, LLC.
(since 2002), Nuveen Investments Advisers Inc. (since 2002),
Tradewinds Global Investors, LLC, and Santa Barbara Asset
Management, LLC (since 2006), Nuveen HydePark Group LLC and
Nuveen Investment Solutions, Inc. (since 2007) and of Winslow
Capital Management, Inc. (since 2010); Chief Administrative
Officer and Chief Compliance Officer (since 2010) of Nuveen
Commodities Asset Management, LLC; Chartered Financial Analyst.

Nuveen Investments 65

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:
■ WILLIAM ADAMS IV			Executive Vice President of Nuveen Investments, Inc.; Executive
6/9/55			Vice President, U.S. Structured Products of Nuveen Investments,
333 W. Wacker Drive	Vice President	2007	LLC, (since 1999), ; Managing Director (since 2010) of Nuveen	131
Chicago, IL 60606			Commodities Asset Management, LLC.

■ MARGO L. COOK			Executive Vice President (since 2008) of Nuveen
4/11/64			Investments, Inc.; previously, Head of Institutional Asset
333 W. Wacker Drive	Vice President	2009	Management (2007-2008) of Bear Stearns Asset Management;	206
Chicago, IL 60606			Head of Institutional Asset Management (1986-2007) of Bank
of NY Mellon; Chartered Financial Analyst.

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments, LLC and
10/24/45			Managing Director (since 2005) of Nuveen Asset Management.
333 W. Wacker Drive	Vice President	1998		206
Chicago, IL 60606

■ STEPHEN D. FOY			Senior Vice President (since 2010), formerly, Vice President (1993-
5/31/54	Vice President		2010) and Funds Controller (since 1998) of Nuveen Investments,
333 W. Wacker Drive	and Controller	1998	LLC; Senior Vice President (since 2010), formerly, Vice President	206
Chicago, IL 60606			(2005-2010) of Nuveen Asset Management; Certified Public Accountant.

■ SCOTT S. GRACE			Managing Director, Corporate Finance & Development, Treasurer
8/20/70	Vice President		(since 2009) of Nuveen Investments, LLC; Managing Director and
333 W. Wacker Drive		2009	Treasurer of Nuveen Asset Management (since 2009); Nuveen	206
Chicago, IL 60606			Investment Solutions, Inc., Nuveen Investments Advisers, Inc., and
Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ
Investment Management Company, LLC, Tradewinds Global Investors,
LLC, Symphony Asset Management LLC and Winslow Capital Management,
Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly,
Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice
President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior
Associate in Morgan Stanley’s Global Financial Services Group (2000-
2003); Chartered Accountant Designation.

■ WALTER M. KELLY			Senior Vice President (since 2008), Vice President (2006-2008)
2/24/70	Chief Compliance		formerly, Assistant Vice President and Assistant General Counsel
333 W. Wacker Drive	Officer and	2003	(2003-2006) of Nuveen Investments, LLC; Senior Vice President	206
Chicago, IL 60606	Vice President		(since 2008), formerly, Vice President (2006-2008) and Assistant
Secretary (since 2008) of Nuveen Asset Management.

■ TINA M. LAZAR			Senior Vice President (since 2009), formerly, Vice President of Nuveen
8/27/61			Investments, LLC (1999-2009); Senior Vice President (since 2010),
333 W. Wacker Drive	Vice President	2002	formerly, Vice President (2005-2010) of Nuveen Asset Management.	206
Chicago, IL 60606

66 Nuveen Investments

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer
Officers of the Funds:
■ KEVIN J. MCCARTHY			Managing Director (since 2008), formerly, Vice President
3/26/66	Vice President		(2007-2008), Nuveen Investments, LLC; Managing Director
333 W. Wacker Drive	and Secretary	2007	(since 2008), formerly, Vice President, and Assistant Secretary,	206
Chicago, IL 60606			Nuveen Asset Management, and Nuveen Investments Holdings, Inc.;
Vice President (since 2007) and Assistant Secretary, Nuveen
Investment Advisers Inc., NWQ Investment Management Company,
LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC,
Symphony Asset Management LLC, Santa Barbara Asset
Management LLC, Nuveen HydePark Group, LLC and Nuveen
Investment Solutions, Inc. (since 2007) and of Winslow Capital
Management, Inc. (since 2010); Vice President and Secretary (since 2010)
of Nuveen Commodities Asset Management, LLC; prior thereto, Partner,
Bell, Boyd & Lloyd LLP (1997-2007).

(1)
Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Asset Management.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments 67

Annual Investment Management Agreement Approval Process(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Advisory Agreement”) between the Nuveen Municipal Value Fund, Inc. (the “Municipal Value Fund”), the Nuveen Municipal Value Fund 2 (the “Municipal Value Fund 2”) and the Nuveen Municipal Income Fund, Inc. (the “Municipal Income Fund” and, together with the Municipal Value Fund and the Municipal Value Fund 2, the “Funds”), respectively, and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the

68 Nuveen Investments

Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

The Nuveen Enhanced Municipal Value Fund (the “Enhanced Municipal Value Fund”) is a new fund. The initial Advisory Agreement between the Adviser and the Enhanced Municipal Value Fund was approved separately at a meeting of its Board held on July 28-29, 2009 and was not up for renewal at the May Meeting. Therefore, the Enhanced Municipal Value Fund is not a “Fund” for purposes of this discussion. The discussion of the approval for the Enhanced Municipal Value Fund was included in its annual report for the period ending October 31, 2009.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

Nuveen Investments 69

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser
The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for the Municipal Value Fund 2, which did not exist for part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for the Municipal Value Fund 2, which did not exist for part of the foregoing time frame). Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Funds) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. In this regard, the Independent Board Members noted that although the Municipal Income Fund and the Municipal Value Fund underperformed the performance of their benchmarks in the three-year period, they outperformed the performance of their benchmarks in the one-year period. In addition, the Independent Board Members noted that the Municipal

70 Nuveen Investments

Value Fund 2 is a relatively new fund with a performance history that is generally too short for a meaningful assessment of performance.

C.   Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for each of the Funds.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members recognized that the Municipal Value Fund 2 had net management fees above the peer average; however, the peer set was limited as noted above. In addition, although the net management fees of the Municipal Income Fund and the Municipal Value Fund were above the peer average and the available peer set was limited, their net expense ratios were below or near the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles,

Nuveen Investments 71

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds.

72 Nuveen Investments

Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Nuveen Investments 73

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

74 Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

Nuveen Investments 75

Reinvest Automatically
Easily and Conveniently (continued)

per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

76 Nuveen Investments

Glossary of Terms
Used in this Report

•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

•
Duration: A measure of the price sensitivity of a fixed income security or portfolio to changes in interest rates. Duration is stated in years. For example, if a bond has a duration of four years, the price of the bond is expected to change by approximately 4% for every one percentage point change in interest rates. The shorter the duration, the less price variability expected in the security's price due to changes in interest rates.

•
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Nuveen Investments 77

Glossary of Terms
Used in this Report (continued)

•	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

•
Net Asset Value (NAV): A Fund’s NAV is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

•
Pre-refunding: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

78 Nuveen Investments

Notes

Nuveen Investments 79

Notes

80 Nuveen Investments

Other Useful Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust
Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NUV NUW NMI NEV	— — — —

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments 81

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed more than $160 billion of assets on September 30, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-A-1010D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of December 30, 2010, the registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal Value Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2010	$14,119	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2009 5	$12,962	$8,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

5 The fund commenced operations on February 25, 2009.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser	Adviser and	Billed to Adviser
	and Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
October 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2009 1	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

1 The fund commenced operations on February 25, 2009.

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2010	$ 0	$ 0	$ 0	$ 0
October 31, 2009 1	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

1 The fund commenced operations on February 25, 2009.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of December 30, 2010, the members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities.  The registrant also may invest in shares of investment companies that in turn invest primarily in municipal bonds.

The registrant has adopted the proxy voting policies and procedures of Nuveen Asset Management to govern the voting of proxies with respect to that fund.  In the event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by the issuer of a cash management security or municipal bond-oriented investment company, Nuveen Asset Management (as defined below) has approved and adopted the proxy voting policies of an independent third party, Institutional Shareholder Services, Inc. (“ISS”) to determine how the proxy should be voted.  It has also engaged ISS to apprise Nuveen Asset Management of shareholder meeting dates, to provide research on proxy proposals and voting recommendations and to cast the actual proxy votes.  In addition, ISS also serves as Nuveen Asset Management’s proxy voting record keeper.  Nuveen Asset Management’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with the overall oversight of proxy voting policies and procedures, including the activities of the firm’s Proxy Voting Committee (“PVC”), which is responsible for providing an administrative framework to facilitate and monitor proxy voting, including oversight of the firm’s relationship with ISS.

From time to time, a portfolio manager may initiate action to override an ISS recommendation for a particular vote.  Such override will be reviewed by Nuveen Asset Management’s legal department for material conflicts and if it is determined that no material conflicts exist, the approval of one investment professional on the IPC or Nuveen Asset Management’s Head of Equity Research shall authorize the override.

Nuveen Asset Management recognizes that there are circumstances where it may have a perceived or real conflict of interest in voting proxies and will vote proxies in the best interest of its clients regardless of any such real or perceived conflicts of interest.  By adopting ISS policies, Nuveen Asset Management believes the risk related to conflicts will be minimized.  To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote after receiving voting direction from the Head of Research, who will seek voting direction from the appropriate investment personnel, after confirming that Nuveen Asset Management faces no material conflicts of its own with respect to the specific proxy vote.  If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to: (1) obtaining instructions from the affected client(s) on how to vote the proxy; (2) disclosing the conflict to the affected client(s) and seeking their consent to permit Nuveen Asset Management to vote the proxy; (3) voting in proportion to the other shareholders; (4) recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or (5) following the recommendation of a different independent third party.

In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Nuveen Asset Management’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within Nuveen Asset Management, its affiliates or the Fund complex with regard to how Nuveen Asset Management should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Nuveen Asset Management’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality.  The purpose of acquiring such equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem.  In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the registrant’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Neither the registrant nor Nuveen Asset Management considers such control activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant’s Board on any such control activities on a quarterly basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser").  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
THOMAS SPALDING	Nuveen Municipal Value Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Thomas Spalding	Registered Investment Company	20	$ 10.17 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	5	$17.6 million
*	Assets are as of December 31, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of Nuveen Asset Management). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark.  This fund-specific benchmark is a customized subset (limited to bonds in each Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million.  As of October 31, 2010, the S&P/Investortools Municipal Bond index was comprised of 56,510 securities with an aggregate current market value of $1,248 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by Nuveen Asset Management in accordance with its overall compensation strategy discussed above. Nuveen Asset Management is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Nuveen Asset Management’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Nuveen Asset Management’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation.    In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen’s parent.  These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.  In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that the Nuveen Asset Management has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of December 31, 2010, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Thomas Spalding	Nuveen Municipal Value Fund 2	$0	$100,001 to 500,000

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987.  Currently, he manages investments for 21 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Value Fund 2

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2011